SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

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Tidewater Inc.

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TIDEWATER INC.

601 Poydras Street, Suite 1900

New Orleans, Louisiana 70130

June 16, 2006

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Tidewater Inc. to be held at the Pan-American Life Center Auditorium, 11th Floor, 601 Poydras Street, New Orleans, Louisiana, on July 20, 2006, at 10:00 a.m., Central Time.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Our directors and officers will be present to respond to any questions that you may have.

You are requested to vote by proxy as promptly as possible. You can vote by signing, dating, and returning the enclosed proxy card in the envelope provided. You can also call in your vote by touchtone telephone or send it over the Internet using the instructions on the proxy card. If you attend the meeting, which we hope you will do, you may vote in person even if you have previously voted by proxy.

Sincerely,

DEAN E. TAYLOR

Chairman, President and Chief Executive Officer

INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

If you plan to attend the meeting in person, please bring the following:

1.	Proper identification (preferably a driver’s license); and

2.	Acceptable Proof of Ownership if your shares are held in “Street Name.”

Street Name means your shares are held of record by brokers, banks or other institutions.

Acceptable Proof of Ownership is a letter from your broker stating that you owned Tidewater Inc. stock on the record date or an account statement showing that you owned Tidewater Inc. stock on the record date.

We may exclude from the meeting any person who is not a stockholder of record on the record date (or a duly designated proxy) or a street name holder on the record date evidenced as described above.

TIDEWATER INC.

601 Poydras Street, Suite 1900

New Orleans, LA 70130

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of the Stockholders of TIDEWATER INC. (the “Company”) will be held in the Pan-American Life Center Auditorium, 11th Floor, 601 Poydras Street, New Orleans, Louisiana, on July 20, 2006, at 10:00 a.m., Central Time, to vote upon the following matters:

•	The election of three directors for a term of three years;

•	Ratification of the selection of Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2007;

•	Proposal to declassify the Company’s Board of Directors;

•	Proposal to approve the Company’s 2006 Stock Incentive Plan; and

•	Such other matters as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on May 24, 2006, are entitled to notice of and to vote at the 2006 Annual Meeting.

If you are unable to attend in person and wish to have your shares voted, please complete, date and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. Alternatively, you may vote by touchtone telephone or over the Internet as explained on the proxy card. You may revoke your proxy by giving notice to our Secretary at any time before the annual meeting.

By Order of the Board of Directors

CLIFFE F. LABORDE

Executive Vice President, Secretary

and General Counsel

New Orleans, Louisiana

June 16, 2006

TIDEWATER INC.

601 Poydras Street, Suite 1900

New Orleans, LA 70130

PROXY STATEMENT

SOLICITATION OF PROXIES

We are furnishing this Proxy Statement to our stockholders in connection with the solicitation on behalf of our board of directors of proxies to be used at our Annual Meeting of Stockholders to be held in the Auditorium of the Pan-American Life Center, 601 Poydras Street, New Orleans, Louisiana, on July 20, 2006, at 10:00 a.m. and at any adjournment thereof. Only stockholders of record at the close of business on May 24, 2006, are entitled to vote at the meeting or any adjournment thereof.

We will bear the costs of soliciting proxies. Proxies may be solicited, without extra remuneration, by our directors, officers, or employees by mail, telephone, Internet, telex, telefax, telegram, or personal interview. We will reimburse brokers, banks, and other custodians, nominees, or fiduciaries for their reasonable expenses in forwarding proxies and proxy materials to beneficial owners of shares.

REVOCATION OF PROXIES

You may revoke your proxy at any time before it is voted by voting in person at the meeting or by delivering written revocation or a later dated proxy to our Secretary.

VOTING PROCEDURES

Our Amended and Restated Bylaws provide that the holders of a majority of the shares of our common stock issued and outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum at the annual meeting.

The Amended and Restated Bylaws further provide that directors will be elected by a plurality of the votes cast by holders of common stock present in person or represented by proxy and entitled to vote at the annual meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. You may vote “for” or “withheld” with respect to the election of directors. Only votes “for” or “withheld” are counted in determining whether a plurality has been cast in favor of a director. Abstentions are not counted for purposes of the election of directors. Our Corporate Governance Policy sets forth our procedures if a director nominee is elected, but receives a majority of “withheld” votes. In an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election is required to tender his or her resignation following certification of the stockholder vote. The Nominating and Corporate Governance Committee is required to make recommendations to the board of directors with respect to any such letter of resignation. The board of directors is required to take action with respect to this recommendation and to disclose their decision-making process. Full details of this policy are set out in our Corporate Governance Principles which are available on our website

All other matters coming before the annual meeting will be decided by the vote of the holders of a majority of the number of shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting, except as otherwise provided by statute, our Certificate of Incorporation, or the Amended and Restated Bylaws.

All duly executed proxies received by us in the form enclosed or properly delivered by telephone or over the Internet will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the nominees named below, for the ratification of the appointment of Deloitte & Touche as the Company’s independent auditors, for the proposal to declassify the board of directors, and for the proposal to approve the 2006 Stock Incentive Plan

The board of directors does not know of any matters to be presented at our 2006 annual meeting other than those described herein. However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

Votes cast by proxy or in person at the annual meeting will be counted by the persons appointed by us to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote.

Abstentions as to particular proposals will have the same effect as votes against such proposals. Broker non-votes as to particular proposals will not, however, be deemed to be a part of the voting power present with respect to such proposals, will not therefore count as votes for or against such proposals and will not be included in calculating the number of votes necessary for approval of such proposals.

As of the close of business on May 24, 2006, we had 60,199,424 shares of common stock issued, outstanding, and entitled to vote. Each share of common stock is entitled to one vote with respect to matters to be voted upon at the meeting.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of May 24, 2006, by each director and each director nominee, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group:

Name	Amount and Nature of Beneficial Ownership*		Percent of Class (1)
Arthur R. Carlson	41,600	(2)	*
Stephen W. Dick	287,196	(3)(4)(7)	*
Richard T. du Moulin	18,000	(2)(8)	*
Cliffe F. Laborde	374,854	(3)(4)(5)(7)	*
J. Wayne Leonard	10,000	(2)	*
J. Keith Lousteau	295,653	(3)(4)(7)	*
Jon C. Madonna	27,500	(2)	*
Paul W. Murrill	23,550	(2)	*
William C. O’Malley	926,964	(2)(3)	1.5%
Richard A. Pattarozzi	17,500	(2)	*
Dean E. Taylor	553,370	(3)(7)	*
Jack E. Thompson	2,500		*
All directors and executive officers as a group (12 persons)	2,578,687	(4)(6)	4.3%

*	Less than 1.0%.
(1)	Calculated on the basis of 60,199,424 shares of common stock outstanding at May 24, 2006, and includes for each person and group the number of shares the person or group has the right to acquire within 60 days.
(2)	Includes shares that may be acquired within 60 days upon exercise of non-employee director stock options, as follows: Mr. Carlson, 35,500; Mr. du Moulin, 10,000; Mr. Leonard, 10,000, Mr. Madonna, 25,500; Dr. Murrill, 17,450; Mr. O’Malley, 17,500; and Mr. Pattarozzi, 17,500.
(3)	Includes shares that may be acquired within 60 days upon exercise of employee stock options, as follows: Mr. Dick, 240,110; Mr. Laborde, 342,666; Mr. Lousteau, 236,396; Mr. O’Malley, 650,000; and Mr. Taylor 466,966. Also includes shares attributable to accounts under our 401(k) Savings Plan as follows: Mr. Dick, 2,831; Mr. Laborde, 1,360; Mr. Lousteau, 4,801; Mr. O’Malley, 638; and Mr. Taylor, 3,618.
(4)	Does not include shares held in the Tidewater Inc. Grantor Stock Trust with respect to which Messrs. Dick, Laborde, Lousteau and other participants (other than members of our board) in our stock option plans and 401(k) plan have the power to direct the vote on a pro rata basis.
(5)	Includes 1,893 shares held in trusts for Mr. Laborde’s minor children, beneficial ownership of which is disclaimed.
(6)	Includes 2,069,594 shares of our common stock that such persons have the right to acquire within 60 days through the exercise of options; 7,124 shares for which directors and executive officers reported indirect ownership and disclaim beneficial ownership; and 13,248 shares attributable to such persons’ accounts in our 401(k) Savings Plan, as to which shares such persons have sole voting power only.
(7)	Includes 75,000 shares of restricted stock as to which Mr. Taylor has the sole voting power, but no investment power; 21,000 shares of restricted stock as to which Mr. Laborde has the sole voting power, but no investment power; 24,000 shares of restricted stock as to which Mr. Dick has the sole voting power, but no investment power; and 27,000 shares of restricted stock as to which Mr. Lousteau has the sole voting power, but no investment power.
(8)	Includes 1,100 shares owned by Mr. du Moulin’s children, beneficial ownership of which is disclaimed.

ELECTION OF DIRECTORS

(PROPOSAL 1)

Our Amended and Restated Bylaws divide our board into three classes, as nearly equal in number as possible, with each class of directors serving a three-year term. The term of office of each class of directors expires in rotation so that one class is elected at each annual meeting for a full three-year term. All of the nominees for director are currently serving as directors. If the stockholders approve Proposal Three, the Amended and Restated Bylaws of the Company will provide that, in future years, as directors’ current terms expire, all directors will be elected each year at the annual meeting of stockholders. If this amendment is approved, present directors, including the directors elected at the 2006 Annual Meeting of Stockholders would continue to serve for their elected terms. However, beginning with the 2007 Annual Meeting of Stockholders, directors would be elected annually for a term expiring at the next annual meeting or until their successors are elected and qualified. Thus, by the 2009 Annual Meeting of Stockholders, all directors would be elected annually for a term expiring at the next annual meeting or until their successors are elected and qualified.

A majority of the members of our board are “independent directors” as defined by the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission (“SEC”). The Board has determined that Messrs. Carlson, du Moulin, Leonard, Madonna, Murrill, O’Malley, Pattarozzi, and Thompson have no relationship with the Company that would prevent them from qualifying as independent under the requirements of the NYSE and the SEC.

Our board has nominated and urges you to vote FOR the election of Arthur R. Carlson, Jon C. Madonna, and William C. O’Malley for terms of office ending in 2009.

It is intended that the proxies solicited hereby will be voted FOR the election of each of the nominees. In the event any nominee is not a candidate when the election occurs, it is intended that the proxies will be voted for the election of the other nominees and may be voted for any substitute nominee. Our board has no reason to believe that any nominee will not be a candidate or, if elected, will be unable or unwilling to serve as a director. In no event, however, will the proxies be voted for a greater number of persons than the number of nominees named.

Nominees for election at this meeting to terms expiring in 2009:

Arthur R. Carlson, 65, Chairman of TCW Energy and Infrastructure Group (investment management); Group Managing Director of TCW Group, Inc. (investment advisor); and Director of TCW Asset Management Company. Director since 1982.

Jon C. Madonna, 63, formerly Chairman of DigitalThink, Inc. (e-commerce company), 2002-2004, previously President and Chief Operating Officer since January 2002; President and Chief Executive Officer of Carlson Wagonlit Travel, 1999-2000; Vice Chairman of Travelers Group, 1997-1998; Chairman and Chief Executive Officer of KPMG Peat Marwick, 1990-1996; and Director of Albertson’s Inc., AT&T Corp., Phelps Dodge Corp., and Visa U.S.A. Inc. Director since 1999.

William C. O’Malley, 69, formerly Chairman, 1994-2003; President, 1994-2001, and Chief Executive Officer, 1994-2002 of the Company; prior thereto, served as Chairman of the Board and Chief Executive Officer of Sonat Offshore Drilling, Inc.; and Director of Plains Resources and BE&K., Inc. Director since 1994.

Directors whose terms continue until 2007:

Richard T. du Moulin, 59, President of Intrepid Shipping LLC since 2002; and Chairman and CEO of Marine Transport Corporation, 1998-2002. Director since 2003.

J. Wayne Leonard, 55, Chief Executive Officer and Director of Entergy Corporation (public utility) since 1999. Director since 2003.

Paul W. Murrill, 71, Professional engineer and investor; Chairman of Gulf States Utilities Co. (public utility), 1982-1987, and its Chief Executive Officer, 1982-1986; former Chancellor of Louisiana State University, 1974-1981. Director, Baton Rouge Water Company and MicroProbe Inc. Director since 1981.

Dean E. Taylor, 57, Chairman since July 2003, Chief Executive Officer since March 2002, and President since October 2001; Executive Vice President, 2000-2001, Senior Vice President, 1998-2000; and Director of Whitney Holding Corporation and the American Bureau of Shipping. Director since 2001.

Directors whose terms continue until 2008:

Richard A. Pattarozzi, 63, retired as Vice President of Shell Oil Company in June 2002; formerly served as President and Chief Executive Officer of Shell Deepwater Development, Inc. and Shell Deepwater Production, Inc. Director of Global Industries, Inc., Stone Energy, Inc., Superior Energy Services, Inc. and FMC Technologies, Inc. Director since 2001.

Jack E. Thompson, 56, Consultant since December 2001; Vice Chairman of Barrick Gold Corp. (gold mining), 2001 to 2005; and Chairman and CEO of Homestake Mining Co., 1999 to 2001. Director, Century Aluminum Co., Phelps Dodge Corp., and Stillwater Mining Co. Director since 2005.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our board of directors has adopted a Corporate Governance Policy and a Code of Business Conduct and Ethics which are available at www.tdw.com/company/corpgov.html.

Board Structure and Committee Composition

As of the date of this proxy statement, our board consists of nine members. During fiscal 2006, our board held ten meetings.

Our board does not have a policy on attendance at annual meetings. Our board’s practice is to schedule a board meeting on the same date as the annual meeting to facilitate director attendance at the annual meeting. All of the incumbent board members attended last year’s annual meeting.

During fiscal 2006, the non-management members of our board, which included Messrs. Carlson, du Moulin, Leonard, Madonna, Murrill, O’Malley, Pattarozzi, and Thompson met ten times in executive session. Paul Murrill continues to serve as Lead Director with responsibility for presiding over executive sessions of non-management directors.

We have standing audit, compensation, finance and investment, and nominating and corporate governance committees of our board. The audit, compensation, finance and investment, and nominating and corporate governance committees operate under written charters adopted by our board. All of the committee charters are available on our web site at www.tdw.com/company/corpgov.html., and are available in print to any shareholder who requests a copy. During fiscal 2006, each of our directors attended at least 80% of the aggregate number of board and applicable committee meetings.

Audit Committee Members	Functions of the Committee	Meetings in Fiscal 2006
Madonna Leonard Pattarozzi Thompson

•       Our board has determined all of the members of our audit committee meet the independence requirements of the New York Stock Exchange and the Securities and Exchange Commission.

•       The audit committee’s primary function, which is described in its charter, is to oversee management’s conduct of the financial reporting process.

•       Among the audit committee’s key responsibilities are to review with management and the outside auditors our audited financial statements, discuss with management and the outside auditors the quality and adequacy of our internal controls, discuss with the outside auditors the quality and acceptability of the accounting principles applied, review the qualification, performance and independence of the outside auditors, appoint and retain the outside auditors, review and approve the scope and cost of audit and non-audit services to be performed by the outside auditors and oversee our Company’s compliance with legal and regulatory requirements.

•       Mr. Madonna is the audit committee financial expert, as defined by SEC rules. In connection with Mr. Madonna’s appointment to the audit committee, the board determined that his simultaneous service on more than three public company audit committees would not impair his ability to serve on the Company’s Audit Committee.

14

Nominating and Corporate Governance Committee Members	Functions of the Committee	Meetings in Fiscal 2006
Carlson Madonna Murrill O’Malley

•       Our board has determined all of the members of our nominating and corporate governance committee meet the independence requirements of the New York Stock Exchange.

•       The nominating and corporate governance committee assists the board of directors in reviewing, evaluating, selecting and recommending director nominees when one or more directors are to be appointed, elected or re-elected to our board.

•       The nominating and corporate governance committee is also responsible for review of director compensation and benefits, director education programs, board performance, and corporate governance guidelines applicable to our Company.

•       The nominating and corporate governance committee also recommends committee assignments to the board. For information regarding shareholder nominations, see below under “Stockholder Proposals And Director Nominations.”

6

Compensation Committee Members	Functions of the Committee	Meetings In Fiscal 2006
Pattarozzi Carlson du Moulin Murrill

•       Our board has determined all of the members of our compensation committee meet the independence requirements of the New York Stock Exchange.

•       The principal functions of the compensation committee include responsibility for considering all substantive elements of the Company’s total employee compensation package, including overall plan design for each of the Company’s major benefit programs.

•       The compensation committee is responsible for overseeing the administration of the Company’s executive compensation plans and programs.

•       The compensation committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement.

6

Finance and Investment Committee Members	Functions of the Committee	Meetings in Fiscal 2006
Leonard du Moulin O’Malley Thompson	• The principal functions of the finance committee include responsibility for reviewing capital structure, dividend policy, corporate liquidity, and issuance of debt and equity securities. • The finance committee also has responsibility for appointing and monitoring independent investment managers and establishing investment policies and guidelines for employee benefit plans.	7

Consideration of Director Nominees

In evaluating nominees for membership on our board, the nominating and corporate governance committee applies the board membership criteria set forth in our corporate governance policies. The committee will take into account many factors, including integrity, experience, independence, and diligence. The committee will consider candidates submitted by stockholders and others in accordance with our Company’s Amended and Restated Bylaws.

Communications with the Board

Individuals may communicate directly with our board, the non-management directors or any individual director by writing to any one of the independent directors in care of our Secretary at 601 Poydras St., Suite 1900, New Orleans, LA 70130. Our Company or the individual director will forward the stockholder’s communication to the appropriate director. For more information regarding where to send your concerns to our board, please see our web site, located at http://www.tdw.com/company/concerns.html.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our compensation committee are Messrs. Pattarozzi, Carlson, du Moulin, and Murrill. None of the members of our compensation committee have been officers or employees of our Company or any of our subsidiaries. No executive officer of our Company served in the last fiscal year as a director or member of the compensation committee of another entity one of whose executive officers served as a member of our board or on our compensation committee.

DIRECTOR COMPENSATION

This table reflects the compensation information for each of our outside directors for fiscal 2006. Mr. Taylor’s compensation is reflected in the Summary Compensation Table in the section titled “Executive Officer Compensation.”

Name of Director	Annual Fees	Lead Director/ Committee Chairperson Fees(1)	Meeting Attendance Fees(2)	Matching Gifts(3)	Stock Option Awards(4)	Other Compensation(5)	Total
Arthur R. Carlson	$40,000	$5,000	$38,000	—	5,000	$—	$83,000

Richard T. du Moulin	40,000	—	37,500	$5,000	5,000	—	82,500

J. Wayne Leonard	40,000	5,000	35,500	—	5,000	—	80,500

Jon C. Madonna	40,000	5,000	50,000	—	5,000	—	95,000

Paul W. Murrill	40,000	10,000	47,000	—	5,000	—	97,000

William C. O’Malley	40,000	—	38,000	—	5,000	12,000	90,000

Richard A. Pattarozzi	40,000	5,000	46,500	1,100	5,000	—	92,600

Jack E. Thompson	40,000	—	31,000	—	5,000	—	71,000

(1)	The chairman of each board committee receives an additional annual retainer of $5,000. Paul W. Murrill receives an additional annual retainer of $10,000 for his service as Lead Director.
(2)	Each outside director receives a fee of $1,500 for attending each board and committee meeting (for which he is a member).
(3)	Directors are eligible to participate in the Company’s Educational Gift Matching Program on the same terms as employees. Under this program, the company will match a director’s contribution to an educational institution up to $5,000 per year.
(4)	Outside directors receive an annual grant of options to purchase up to 5,000 shares of our common stock, the exact number to be set by the governance committee. The exercise price of the stock options is equal to the closing price for our common stock reported on the New York Stock Exchange on the date of the grant.
(5)	William C. O’Malley, our former Chairman, President and Chief Executive Officer, continues to be reimbursed $12,000 annually for clerical support.

We provide a Deferred Compensation Plan under which an outside director may elect to defer all or a portion of the fees that are payable to him for service on our board. Deferred amounts are credited to an account in the name of the director as units in one or more investment funds made available through the plan. Upon termination of board service or on another date chosen by the director, amounts accrued under the plan are payable either in a lump sum or over a period of two to ten years, at the election of the director. No current director participated in the Deferred Compensation Plan during fiscal 2006

We also provide a Retirement Plan for the benefit of outside directors who retire from our board on or after reaching age 65 or after completing five or more years of service on our board. Under the Retirement Plan, an eligible director will be entitled to an annual benefit equal to the annual retainer fee for a board member at the time of his retirement, except that the annual benefit will not exceed $30,000 per year. An eligible director who was a member of our board on May 31, 2001, will receive the annual benefit for a term equal to the number of years the retired director served as an outside director. An eligible director who joins our board after May 31, 2001, will receive the annual benefit for a term equal to the number of years the retired director served as an outside director, but not to exceed five years. If a director dies prior to payment of his benefit, a death benefit is payable to his beneficiaries equal to the then present value of the unpaid benefit.

The Deferred Compensation Plan and the Retirement Plan both provide for the protection of benefits in the event of a change of control of our Company and also permit the acceleration of payment of benefits in such event.

EXECUTIVE COMPENSATION

The following table summarizes, for each of the three fiscal years ended March 31, 2004, 2005, and 2006, the compensation paid to each of our executive officers in all capacities in which they served.

SUMMARY COMPENSATION TABLE

	Annual Compensation						Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary		Bonus	Other Annual Compensation(1)		Restricted Stock Awards(2)		No. of Shares Underlying Options	All Other Compensation(3)
Dean E. Taylor, Chairman, President and Chief Executive Officer	2006 2005 2004	$485,000 470,000 495,000	(4) (4) (4)	$1,478,705 600,000 395,750	$12,231 65,564 —	(5) (5)	$1,394,000 938,750 476,850	(6) (6) (7)	55,000 20,000 42,500	$19,747 19,039 19,570

J. Keith Lousteau, Executive Vice President and Chief Financial Officer	2006 2005 2004	$290,000 275,000 250,000		$585,044 217,794 128,337	— — —		501,840 262,850 196,350	(6) (6) (7)	19,500 9,000 17,500	$13,897 13,189 12,220

Stephen W. Dick, Executive Vice President	2006 2005 2004	$286,000 275,000 275,000		$527,895 183,952 139,374	— — —		446,080 225,300 196,350	(6) (6) (7)	18,000 8,000 17,500	$13,777 13,189 12,970

Cliffe F. Laborde, Executive Vice President, Secretary and General Counsel	2006 2005 2004	$286,000 275,000 260,000		$533,186 183,952 131,772	— — —		362,440 225,300 196,350	(6) (6) (7)	15,000 8,000 17,500	$13,777 13,189 12,520

(1)	Perquisites are not disclosed since perquisites provided, including the personal use of Company owned aircraft, did not exceed $50,000 for any named executive officer.
(2)	Valued based on the closing price of a share of our common stock on the date of grant. As of March 31, 2006, Mr. Taylor held 58,500 shares of restricted stock with a value of $3,230,955, Mr. Lousteau held 21,500 shares of restricted stock with a value of $1,187,445, Mr. Dick held 19,500 shares of restricted stock with a value of $1,076,985, and Mr. Laborde held 18,000 shares of restricted stock with a value of $994,140.
(3)	Consists of $5,197 in 2006, $4,939 in 2005, and $4,720 in 2004, of health care premiums paid by the Company each year on behalf of each named executive officer under our Executive Medical Plan and the following amounts contributed by us on behalf of each named executive officer pursuant to our 401(k) Savings Plan and Supplemental Savings Plan: Mr. Taylor, $14,550 in 2006, $14,100 in 2005, and $14,850 in 2004; Mr. Lousteau, $8,700 in 2006, $8,250 in 2005, and $7,500 in 2004; Mr. Dick, $8,580 in 2006, $8,250 in 2005, and $8,250 in 2004; and Mr. Laborde, $8,580 in 2006, $8,250 in 2005, and $7,800 in 2004.
(4)	Mr. Taylor requested a 6% salary reduction in fiscal 2004 from $500,000 to $470,000. The Compensation Committee reinstated the reduced amount in two increments in fiscal year 2006.
(5)	Reimbursement of income tax liability incurred by inclusion in taxable income under the Internal Revenue Code of the value of personal use of corporate aircraft.
(6)	The shares of restricted stock granted in fiscal 2005 and 2006 vest 25% after one, two and three years, if certain targets are met. After four years, any shares that remain unvested will automatically vest. The restricted stock also vests upon a change of control of the Company.
(7)	The shares of restricted stock granted in fiscal 2004 vest 50% after two years and 25% after years three and four. They also vest upon a change of control of the Company.

The following table contains certain information concerning the grant of stock options to the named individuals during the fiscal year ended March 31, 2006.

OPTION GRANTS IN FISCAL YEAR ENDED MARCH 31, 2006

Name	Number of Shares Underlying Options Granted(1)	% of Total Options Granted to Employees in Last Fiscal Year	Exercise Price	Expiration Date	Grant Date Present Value(2)
Dean E. Taylor	55,000	15.3%	$55.76	3/29/16	$1,122,000
J. Keith Lousteau	19,500	5.4%	55.76	3/29/16	397,800
Stephen W. Dick	18,000	5.0%	55.76	3/29/16	367,200
Cliffe F. Laborde	15,000	4.2%	55.76	3/29/16	306,000

(1)	The options vest one-third immediately upon grant on March 29, 2006, one-third after two years and one-third after three years.
(2)	The theoretical values on grant date are calculated under the Black-Scholes Model. The Black-Scholes Model is a mathematical formula used to value options traded on stock exchanges. This formula considers a number of factors to estimate the option’s theoretical value, including the stock’s historical volatility, dividend rate, exercise period of the option and interest rates. The grant date theoretical value above assumes an expected stock price volatility of 36.5%, an expected annual dividend yield of 1.5%, a 4.15% risk free rate of return and an expected five year stock option life.

Option Exercises and Holdings

The following table sets forth certain information concerning the exercise of options during the fiscal year ended March 31, 2006, and unexercised options held on March 31, 2006:

AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED MARCH 31, 2006

AND OPTION VALUES AS OF MARCH 31, 2006

Name	Number of Shares Acquired on Exercise	Value Realized(1)	Number of Shares Underlying Unexercised Options at March 31, 2006		Value of Unexercised In-the-Money Options At March 31, 2006(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Dean E. Taylor	13,200	$250,580	466,966	50,834	$9,468,622	$385,059
J. Keith Lousteau	39,395	861,338	236,396	18,834	4,258,492	158,568
Stephen W. Dick	24,908	250,580	240,116	17,834	4,927,082	158,568
Cliffe F. Laborde	12,000	143,280	342,666	15,834	6,849,274	158,568

(1)	Reflects the difference between the closing sale price of our stock on the exercise date and the exercise price of the options.
(2)	Reflects the difference between the closing sale price of $55.23 per share of our common stock on March 31, 2006, and the exercise price of the options.

Pension Plans

We sponsor a defined benefit pension plan (“Pension Plan”) and a Supplemental Executive Retirement Plan (“SERP”) covering eligible employees of our Company and participating subsidiaries. The SERP provides certain benefits to our officers that the Pension Plan is prevented from providing because of compensation and benefits limits in the Internal Revenue Code. The Pension Plan and the SERP are referred to together as the “Pension Program.”

An officer’s benefits under the Pension Program are based on his highest average of 5 consecutive calendar years of pay over the last 10 years (“final average pay”). Upon normal retirement at age 65, an officer participating in the Pension Program receives a monthly benefit equal to the sum of (i) 2% of the portion of final average pay that exceeds Social Security covered compensation, times years of service up to a maximum of 35, plus (ii) 1.35% of the portion of final average pay that does not exceed Social Security covered compensation, times years of service up to a maximum of 35, plus (iii) 1% of final average pay times years of service in excess of 35 years.

Early retirement benefits are available upon retirement after attaining age 55 and completing 10 years of service. There is no reduction for benefits that begin at age 62 or later. For retired employees electing commencement between age 55 and 62, the reduction is 5% per year for each year prior to age 62. A retired employee may select a life annuity or one of several optional forms of settlement.

Employees completing five years of credited service are 100% vested in their Pension Program benefits. Messrs. Taylor, Lousteau, Dick and Laborde, have 27, 28, 33 and 14 years of credited service, respectively, under the Company’s Pension Program.

The following table sets forth estimated aggregate annual benefits payable in the form of a straight life annuity under the Pension Program upon retirement at age 65 to persons in the remuneration and years-of-service classifications specified. Benefits are not subject to any deduction for Social Security or other offset amounts.

PENSION PLANS TABLE

Five-Year Final Average Earnings	Years of Credited Service at Retirement
	15	20	25	30	35
$ 400,000	115,003	153,337	191,672	230,006	268,340
$ 500,000	145,003	193,337	241,672	290,006	338,340
$ 600,000	175,003	233,337	291,672	350,006	408,340
$ 700,000	205,003	273,337	341,672	410,006	478,340
$ 800,000	235,003	313,337	391,672	470,006	548,340
$ 900,000	265,003	353,337	441,672	530,006	618,340
$1,000,000	$295,003	$393,337	$491,672	$590,006	$688,340
$1,200,000	$355,003	$473,337	$591,672	$710,006	$828,340
$1,400,000	$415,003	$553,337	$691,672	$830,006	$968,340
$1,600,000	$475,003	$633,337	$791,672	$950,006	$1,108,340
$1,800,000	$535,003	$713,337	$891,672	$1,070,006	$1,248,340
$2,000,000	$595,003	$793,337	$991,672	$1,190,006	$1,388,340
$2,200,000	$655,003	$873,337	$1,091,672	$1,310,006	$1,528,340
$2,400,000	$715,003	$953,337	$1,191,672	$1,430,006	$1,668,340
$2,600,000	$775,003	$1,033,337	$1,291,672	$1,550,006	$1,808,340

The salary and bonus amounts reported for the executive officers in the Summary Compensation Table included in this proxy statement constitute the earnings that are taken into account in calculating pension plan benefits.

Change of Control Agreements

We have in effect change of control agreements with each executive officer. The change of control agreements provide for continued employment for a two-year period following a change of control. Should the officer’s employment be terminated during this two-year period for any reason other than death, disability or “Cause”, as defined, or should the officer terminate his employment for “Good Reason,” as defined, the officer will become entitled to certain benefits. The benefits include a lump sum payment equal to three times the officer’s base salary at termination, plus a payment equal to three times the greater of the average of his last three bonuses or the target bonus for which the officer is eligible within the following twelve months. The change of control agreements also provide for a pro-rated bonus assuming performance at the target level for the portion of the year prior to termination. Also, the officer will be entitled to continued life and health insurance benefits for thirty-six months following the date of termination. The officer will immediately become fully vested in his benefits under each of our supplemental or excess retirement plan in which the officer participated. In addition, we will contribute to a trust for the officer’s account an amount equal to the additional benefits to which the officer would have been entitled under any of our qualified or non-qualified defined benefit or defined contribution plans, as if the officer had continued to participate in such plans for three years following the change of control.

COMPENSATION COMMITTEE REPORT

Principles of Executive Compensation

The compensation committee is composed of independent outside directors who are responsible for our compensation programs. The executive compensation program is designed to help us attract, motivate, and retain the executive talent that we need in order to maximize the return to stockholders. Toward that end, our executive compensation program has been structured based on the following principles:

•    Competitive Levels of Compensation—Our Company attempts to provide its executives with a total compensation package that, at expected levels of performance, is competitive with those provided to executives who hold comparable positions or have similar qualifications. Total compensation is defined to include base salary, annual incentive bonus, long-term incentives, and executive benefits.

Our philosophy is to provide a total compensation package that is market driven. The compensation committee periodically retains independent compensation consultants to gather market pay data for oilfield service companies with comparable revenues to our Company. A comparison of our total stockholder return to that of the Value Line Oilfield Services Group Index is included in this proxy statement.

•    Pay for Performance—Our base salary and incentive plans are managed within a pay for performance framework. As a result, while the expected value of an executive’s compensation package may be market driven, actual payments made to executives in a given year may be higher or lower than competitive market rates because of Company and individual performance.

•    Focus on Annual and Long Term Results—As part of our pay for performance program, we maintain both an annual and a long-term incentive plan for key employees. The purpose of the annual incentive plan is to reward short-term performance that is tied to our annual business objectives. The long-term incentive plan focuses on providing stock based incentives that are intended to be consistent with the goals of long-term stockholders.

Description of the Current Executive Compensation Program

This section describes each of the principal elements of our executive compensation program with specific reference to the objectives discussed above. In fiscal 2006, the compensation committee retained an independent compensation consultant to provide detailed up-to-date information on the executive compensation practices of similar companies and to review our mix of base salary, annual incentive, and long-term incentive within our philosophy of providing competitive total direct compensation opportunities. The consultant’s report confirmed that we are providing competitive total compensation and that our mix of compensation elements is appropriate.

Base Salary Program.    We believe that offering competitive rates of base pay plays an important role in our ability to attract and retain executive talent. Discretionary base salary adjustments are also made based upon each executive’s performance over time. Consequently, executive officers with higher levels of sustained performance over time will be paid correspondingly higher salaries. Generally, salaries for executives are reviewed annually based on a variety of factors, including individual performance, general levels of market salary increases, our Company’s overall financial condition and industry conditions.

Annual Incentive Plan.    We provide a Management Annual Incentive Plan in which all executive officers other than the Chief Executive Officer participate. The annual incentive plan is intended to attract, motivate, and retain high quality executives by offering variable pay tied to Company and individual performance. This program is also an important component in providing a fully competitive compensation package to our executive officers.

A bonus pool is established each year based on our overall performance against measures established by the compensation committee. In fiscal 2006, we considered three company performance measures in establishing the bonus pool: (1) return on total capital compared to a peer group of oilfield service companies, (2) return on total capital percentage, and (3) adjusted net income as compared to budget. In fiscal 2006, the weight of the return on total capital compared to the company’s peer group was 33%, the weight of the return on total capital percentage was 33%, and the weight of adjusted net income versus budget measure was 34%.

For fiscal 2006, the target levels of adjusted net income as compared to the budget, return on total capital versus peer companies, and return on total capital percentage were all exceeded. The overall company performance measures generated a bonus pool from which payouts were made. Individual awards from the bonus pool are approved by the compensation committee. Our Chief Executive Officer provides advice to the compensation committee for specific individual awards. Individual awards from the pool are based on a combination of objective performance criteria (including operating margins, business unit performance, and safety goals) as well as a subjective evaluation of individual employee performance. For fiscal 2006, the achievement of safety performance goals carried a weight of 25% in calculating individual bonus awards. The Chief Executive Officer participates in a separate Executive Officer Annual Incentive Plan, which is described below under “2006 Chief Executive Officer Compensation.”

For fiscal 2006, J. Keith Lousteau, Executive Vice President and Chief Financial Officer, earned a bonus of $550,044 under the Management Annual Incentive Plan. Additionally, our committee awarded Mr. Lousteau a separate bonus of $35,000 for extraordinary performance in connection with a sale of Company vessels. Cliffe F. Laborde, Executive Vice President, Secretary, and General Counsel, earned a bonus of $518,186 under the Management Annual Incentive Plan. Additionally, our committee awarded Mr. Laborde a separate bonus of $15,000 for extraordinary performance in connection with a sale of Company vessels. Stephen W. Dick, Executive Vice President, earned a bonus of $527,895 under the Management Annual Incentive Plan.

Long-Term Incentive Plan.    Each year, we provide long-term incentives in the form of stock options to our executives. Stock options are intended to reward executives for generating appreciation in our Company’s stock price through their individual performance. Stock options granted during the last fiscal year were granted at the fair market value on the date of grant. All stock options have a term of 10 years and, for the fiscal 2006 grant, vested one-third immediately upon grant, one-third after two years and one-third after three years.

Shares of restricted stock that include a performance element were again included in our long-term incentives for fiscal 2006. We believe that including restricted stock in our long-term incentive program will provide a significant equity ownership opportunity to management that is less subject to market volatility.

The restricted stock is subject to forfeiture if employment terminates other than as a result of death or disability prior to vesting. The shares will vest 25% after one, two and three years, if the performance threshold for the previous fiscal year has been satisfied. The performance threshold will be satisfied if the Economic Value Added targets for the respective fiscal year are achieved. On March 29, 2010, any shares of restricted stock that remain unvested will automatically vest.

Our overall stock option and restricted stock grant levels generally are established by considering industry conditions and market data on grant levels. Individual grants are based on a subjective evaluation of level of responsibility, individual performance, and the expected value of future service to our Company.

2006 Chief Executive Officer Compensation

The salary of our Chief Executive Officer, Dean E. Taylor, was reinstated to $500,000 in 2006. By way of background, Mr. Taylor’s salary had been increased to $500,000 in April of 2003. This salary level was determined after considering his experience as well as salaries paid to chief executive officers of companies with comparable annual revenues and other companies included in the Value Line Oilfield Services Group. However, in February 2004, when market conditions dictated a salary scale restructuring of the domestic Gulf of Mexico operations with reductions in salary, Mr. Taylor requested that he participate in the reduction. His salary was reduced at that time by six percent to $470,000, where it remained throughout fiscal 2005. During fiscal year 2006, the voluntary salary reduction was reinstated in two $15,000 increments.

Under the terms of our Executive Officer Annual Incentive Plan, Mr. Taylor was eligible for an annual incentive award for fiscal 2006 contingent upon achievement of certain Company performance goals. For fiscal 2006, the performance measures were: (1) return on total capital compared to a peer group consisting of a peer group of oilfield service companies, (2) return on total capital percentage, and (3) adjusted net income as compared to budget. The actual amount of the incentive award is dependent upon the attainment of corporate performance in each of these three criteria. For fiscal 2006, the achievement of safety performance goals also carried a weight of 25% in calculating Mr. Taylor’s bonus. The target payout is 120% of base salary; the maximum payout is 270% of base salary. For fiscal 2006, Mr. Taylor’s bonus under the Executive Officer Annual Incentive Plan was $1,205,955 (241% of base salary), which resulted from our Company’s return on total capital versus peer companies, return on total capital percentage, adjusted net income, and safety performance. Additionally, our committee awarded Mr. Taylor separate bonuses of $172,750 as additional compensation for excellent performance as CEO in 2006 and $100,000 for extraordinary performance in connection with a sale of Company vessels.

In fiscal 2006, Mr. Taylor was granted stock options to purchase 55,000 shares of our common stock and 25,000 shares of restricted stock based upon our committee’s subjective evaluation of Mr. Taylor’s performance during the last fiscal year. The terms of the options and restricted stock are the same as the terms described above for the other executive officers.

Additionally, in fiscal 2006, Mr. Taylor was reimbursed $12,231 for income tax liability incurred as a result of his personal use of the corporate airplane. Since the acquisition of the corporate airplane, the Board of Directors, for security reasons, has required that the Chief Executive Officer complete all air travel, both business and personal, aboard such airplane The value of the use of the corporate airplane for personal travel by Mr. Taylor during 2006 was $11,545, valued at the incremental cost to the Company as required by the Securities and Exchange Commission for proxy statement disclosure purposes. Mr. Taylor’s reimbursement of $12,231 for the income tax liability incurred as a result of his personal use of the airplane resulted from Internal Revenue Service regulations valuing such personal use at an amount in excess of the incremental cost of such travel to the Company.

$1 Million Pay Deductibility Cap

Section 162(m) of the Internal Revenue Code limits our federal income tax deductions for compensation, other than qualified performance-based compensation, to $1 million for compensation paid to each of our most highly compensated executive officers. Stock options granted by us and the bonus paid to the Chief Executive Officer through the Executive Officer Annual Incentive Plan are designed to qualify as performance-based and to be excluded in calculating the $1 million limit of Section 162(m).

We intend to continue to establish executive officer compensation programs that will maximize our Company’s income tax deduction. However, from time to time, the committee may award compensation that is not fully tax deductible if we determine that such award is consistent with our philosophy and in the best interest of our Company and our stockholders.

Compensation Committee:

Richard A. Pattarozzi, Chairman

Arthur R. Carlson

Richard T. du Moulin

Paul W. Murrill

AUDIT COMMITTEE REPORT

The audit committee of our board is composed of four directors, all of whom are independent under the rules of the New York Stock Exchange and the Securities and Exchange Commission. Management has the primary responsibility for the preparation of the financial statements and our Company’s reporting process including the systems of internal controls. Our audit committee oversees the Company’s financial reporting process on behalf of our board. Our audit committee operates under a written charter which is attached to this proxy statement as Annex A.

In fulfilling its oversight responsibilities for fiscal 2006, our audit committee reviewed and discussed our financial statements with management and our independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles as selected by management and as applied in the financial statements.

In addition, our audit committee has discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent auditors also provided to our audit committee the written disclosures required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees), and our audit committee discussed with the independent auditors their independence, and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The committee held fourteen meetings during fiscal 2006.

Under the audit committee charter, each year the audit committee will appoint and retain an independent national audit firm to act as auditors of our Company’s financial statements for the ensuing year. The audit committee will pre-approve the scope of all audit services annually. Audit services and permitted non-audit services must be pre-approved by the full audit committee, except that the chairman of the audit committee has the authority to pre-approve any such services if the total anticipated cost of the project is expected to be no more than $25,000, provided the full audit committee ratifies the chairman’s approval at its next regular meeting. All audit and non-audit services for fiscal 2006 were pre-approved by the audit committee.

Other Information

The following table lists the aggregate fees and costs for services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) incurred by our Company for the fiscal years ended March 31, 2005 and 2006.

	March 31, 2005	March 31, 2006
Audit Fees(1)	$1,185,000	$1,105,000
Audit-Related Fees(2)	38,000	39,000
Tax Fees(3)	42,000	-0-
All Other Fees	-0-	-0-

(1)	Relates to services rendered in connection with auditing our Company’s annual consolidated financial statements and internal control over financial reporting for each applicable year and reviewing our Company’s quarterly financial statements. Also includes services rendered in connection with statutory audits and financial statement audits of our subsidiaries.
(2)	Consists of financial accounting and reporting consultations and employee benefit plan audits.
(3)	Consists of United States and foreign corporate tax compliance services and consultations.

The audit committee has determined that the provision of services described above is compatible with maintaining the independence of the independent auditors.

Based on the review and discussions referred to above, the audit committee recommended to the board (and the board has approved) that the audited financial statements be included in our Company’s Annual Report on Form 10-K for the year ended March 31, 2006, for filing with the Securities and Exchange Commission. The audit committee has selected Deloitte & Touche as our Company’s independent registered public accounting firm for fiscal year 2007, and that selection is being presented to the stockholders for ratification at the annual meeting.

Audit Committee:

Jon C. Madonna, Chairman

J. Wayne Leonard

Richard A. Pattarozzi

Jack E. Thompson

PROPOSAL FOR THE RATIFICATION OF

SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 2)

The audit committee of our board has selected Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending March 31, 2007. Proxies solicited hereby will be voted to ratify that selection unless stockholders specify otherwise in their proxies. If the stockholders do not ratify the appointment of Deloitte & Touche by the affirmative vote of the holders of a majority of our common stock present in person or by proxy at the meeting and entitled to vote, the audit committee will reconsider the selection of the independent auditors.

Representatives of Deloitte & Touche are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2007.

PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS

(PROPOSAL 3)

Stockholders are being asked to approve a proposed amendment to the Company’s Amended and Restated Bylaws (the “Amendment”) to phase out the present three-year staggered terms of our directors and to provide instead for the annual election of all directors. Under the present, classified board structure, our directors are divided into three classes, with each class serving three-year terms, and are removable only for cause. The Board will take action to implement the Amendment, only in the event that the stockholders approve the Amendment at the 2006 Annual Meeting. Consequently, beginning with our 2007 Annual Meeting and continuing thereafter, each director nominee up for election will be elected to a one-year term of office. The current members of our Board of Directors will serve out their current terms, which means directors elected at the 2006 Annual Meeting or the prior two Annual Meetings will serve out their current terms. With the election of directors at our 2009 Annual Meeting, our entire Board will be elected annually, and the directors so elected may be removed by stockholders with or without cause. However, as permitted by Delaware law, our Bylaws will continue to reserve the right to call a special meeting of the stockholders to our Chairman of the Board or a majority of the Board, and therefore as a practical matter, directors will be subject to removal only at each year’s annual meeting.

A non-binding proposal to declassify the Board was first introduced by one of the Company’s stockholders, Mr. Harold J. Mathis, Jr., in 2004, when it was included in the Company’s proxy materials for its 2004 Annual Meeting. In 2005, Mr. Mathis again submitted a declassification proposal that was included in the Company’s proxy materials for its 2005 Annual Meeting. The holders of a majority of the Company’s outstanding stock approved the declassification proposal at both the 2004 and 2005 annual meetings. In 2006, Mr. Mathis once again submitted a declassification proposal, but has withdrawn the proposal as a result of this proposal by the Company’s Board of Directors.

The Amendment is the product of the Board’s ongoing review of corporate governance matters. The Nominating and Corporate Governance Committee (the “Governance Committee”) and the entire Board have studied for several years the advantages and disadvantages of maintaining a classified board structure, which was adopted by the Board and Company’s stockholders in 1970, and have reviewed emerging trends on the subject of declassification. In 2006, the Board again asked the Governance Committee to consider the advantages and disadvantages of maintaining the classified board structure. After completing its review, the Governance Committee recommended that the Board include this proposal in the Company’s 2006 proxy materials to accomplish the elimination of the classified board structure.

In determining whether the Amendment is in the best interests of the Company’s stockholders, the Governance Committee and the Board considered arguments for maintaining, as well as for eliminating, the classified board structure. Several arguments favored its retention. The classified board structure helps ensure continuity and the continued realization of the Company’s long-term goals and strategies, since a majority of the directors serving at any given time have prior experience as directors of the Company and are familiar with our business strategies and operations. The classified board structure, together with other well-recognized defensive measures previously adopted by the Company, also reduces the Company’s vulnerability to potentially abusive takeover tactics, and encourages potential acquirers to negotiate with our Board. In the absence of a classified board, an unfriendly suitor could seize control of the Board through a single proxy contest, and then use its control of the Board to dismantle many of the Company’s defensive measures.

The Board also considered the views of stockholders who believe that the classified board structure reduces the accountability of directors to stockholders because the directors on such a board do not face an annual election. Since director elections are the primary means by which the stockholders can affect corporate management, the classified board structure may diminish stockholder influence over Company policy.

After weighing all of these considerations, the nominating and corporate governance committee recommended the elimination of the classified board, and the Board agreed and determined that the Amendment is advisable and in the best interests of the Company and its stockholders. Accordingly, the Board has approved the Amendment (which is attached to the Company’s 2006 Proxy Statement as Annex B and described below).

If the Proposal is adopted by the Company’s stockholders, Section 2 of Article III of the Amended and Restated Bylaws will be amended to phase out the current division of the Board of Directors into three classes and to provide instead for the annual election of directors commencing with the class of directors standing for election at the 2007 Annual Meeting of Stockholders. To ensure a smooth transition to the new system, and to permit the current directors to serve out the three-year terms to which the stockholders elected the directors, the Amendment to Section 2 of Article III will not reduce the term of any director elected at or before the 2006 Annual Meeting of Stockholders. With the election of directors at our 2009 Annual Meeting, our entire Board will be elected annually.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS

PROPOSAL TO APPROVE THE TIDEWATER INC. 2006 STOCK INCENTIVE PLAN

(PROPOSAL 4)

General

The Board believes that the growth of the Company depends upon the efforts of its officers, directors, employees, consultants and advisors and that the proposed Tidewater Inc. 2006 Stock Incentive Plan (the “Plan”) will provide an effective means of attracting and retaining qualified key personnel while encouraging long-term focus on maximizing stockholder value. The Plan has been adopted by the Board of Directors, subject to its approval by the stockholders at the Annual Meeting. The principal features of the Plan are summarized below. This summary is qualified in its entirety, however, by reference to the Plan, which is attached to this proxy statement as Annex C.

Purpose of the Proposal

The Board believes that providing officers, directors, employees, consultants and advisors with a proprietary interest in the growth and performance of the Company is crucial to stimulating individual performance while at the same time enhancing stockholder value. The Board intends for the Plan to supersede the Company’s Employee Restricted Stock Plan and 1997 and 2001 Stock Incentive Plans. Currently, 494,286 shares of Common Stock remain available for grant under those plans. If the Plan is approved at the Annual Meeting, no future grants will be made through these superseded plans. The Board believes that adoption of a new plan is necessary to provide the Company with the continued ability to attract, retain and motivate key personnel in a manner tied to the interests of stockholders.

Terms of the Plan

Administration of the Plan.    The Compensation Committee of the Board (or a subcommittee) will generally administer the Plan and, except with respect to grants to members of the Board of Directors who are not employees of the Company (“Outside Directors”), have authority to make awards under the Plan and to set the terms of the awards. The Compensation Committee will also generally have the authority to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate and to make any other determination that it believes necessary or advisable for proper administration of the Plan. The Nominating and Corporate Governance Committee of the Board will have the authority to grant awards to Outside Directors, to set the terms of those awards and to interpret and establish rules regarding Outside Director awards. Subject to the limitations specified in the Plan, the Compensation Committee may delegate its authority to appropriate Company officers. The term “Committee” is used in this section of this Proxy Statement to refer to both the Compensation Committee and the Nominating and Corporate Governance Committee in their administrative roles.

Eligibility.    Officers, directors, key employees of the Company, and consultants and advisors to the Company will be eligible to receive awards (“Incentives”) under the Plan when designated as Plan participants. The Company currently has 11 officers and eight Outside Directors eligible to receive Incentives under the Plan. Historically, approximately 88 key employees have participated in the Company’s stock incentive plans. Incentives under the Plan may be granted in any one or a combination of the following forms:

•	incentive stock options under Section 422 of the Internal Revenue Code (the “Code”);

•	non-qualified stock options;

•	restricted stock;

•	restricted stock units;

•	stock appreciation rights; and

•	other stock-based awards.

Shares Issuable Through the Plan.    A total of 1,500,000 shares of Common Stock are authorized to be issued under the Plan, representing approximately 2.49% of the outstanding Common Stock. The closing sale price of a share of Common Stock, as quoted on the New York Stock Exchange on May 24, 2006, was $48.36.

Limitations and Adjustments to Shares Issuable Through the Plan.    Incentives relating to no more than 500,000 shares of Common Stock may be granted to a single participant in any calendar year. No more than 750,000 shares may be issued under the Plan as restricted stock, restricted stock units and other stock-based awards, as described below. Only an aggregate of 75,000 shares of Common Stock may be granted as restricted stock, restricted stock units or other stock-based awards without compliance with the minimum vesting periods described below. Each Outside Director may be granted Incentives with respect to no more than 10,000 shares per year. The maximum value of an other stock-based award that is valued in dollars and that is scheduled to be paid out to any one participant in any calendar year shall be $1,000,000.

For purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan, shares of Common Stock that are not delivered because an Incentive is forfeited, canceled or settled in cash will not be deemed to have been delivered under the Plan. All 1,500,000 of the shares of Common Stock that may be issued through the Plan may be delivered upon exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code. With respect to stock appreciation rights paid in shares of Common Stock, all shares to which the stock appreciation rights relate are counted against the Plan limits, rather than the net number of shares of Common Stock delivered upon exercise of the stock appreciation rights.

Proportionate adjustments will be made to all of the share limitations provided in the Plan, including shares subject to outstanding Incentives, in the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other change in the shares of Common Stock, and the terms of any Incentive will be adjusted to the extent appropriate to provide participants with the same relative rights before and after the occurrence of any such event.

Amendments to the Plan.    The Board may amend or discontinue the Plan at any time. However, the Company’s stockholders must approve any amendment that would:

•	materially increase the benefits accruing to participants under the Plan;

•	materially increase the number of shares of Common Stock that may be issued under the Plan;

•	materially expand the classes of persons eligible to participate in the Plan;

•	expand the types of awards available for grant under the Plan;

•	materially extend the term of the Plan;

•	materially change the method of determining the exercise price of options or the base price of stock appreciation rights that reduces the price; or

•	permit the repricing of an option or stock appreciation right.

No amendment or discontinuance of the Plan may materially impair any previously granted Incentive without the consent of the recipient.

Term of the Plan.    No Incentives may be granted under the Plan more than 10 years after the date the Plan is approved by the stockholders.

Types of Incentives.    Each of the types of Incentives that may be granted under the Plan is described below:

Stock Options.    The Committee may grant non-qualified stock options or incentive stock options to purchase shares of Common Stock. The Committee will determine the number and exercise price of the options, and the time or times that the options become exercisable, provided that the option exercise price may not be less than the fair market value of a share of Common Stock on the date of grant, except for an option granted in substitution of an outstanding award in an acquisition transaction. The term of an option will also be determined by the Committee, but may not exceed ten years. The Committee may accelerate the exercisability of any stock option at any time. As noted above, the Committee may not, without the prior approval of the Company’s stockholders, decrease the exercise price for any outstanding option after the date of grant. In addition, an outstanding option may not, as of any date that the option has a per share exercise price that is greater than the then current fair market value of a share of Common Stock, be surrendered to the Company as consideration for the grant of a new option with a lower exercise price, another Incentive, a cash payment or shares of Common Stock, unless approved by the Company’s stockholders. Incentive stock options will be subject to certain additional requirements necessary in order to qualify as incentive stock options under Section 422 of the Code.

The option exercise price may be paid in cash; by check; in shares of Common Stock; through a “cashless” exercise arrangement with a broker approved by the Company; if approved by the Committee, through a net exercise procedure; or in any other manner authorized by the Committee.

Restricted Stock.    Shares of Common Stock may be granted by the Committee and made subject to restrictions on sale, pledge or other transfer by the recipient for a certain period (the restricted period). Except for shares of restricted stock that vest based on the attainment of performance goals, and except for grants to Outside Directors, the restricted period must be a minimum of three years, with incremental vesting of portions of the award over the three-year period permitted. If vesting of the shares is subject to the attainment of specified performance goals, the restricted period for employees, consultants or advisors must be at least one year, with incremental vesting of portions of the award allowed. However, restricted stock, restricted stock units or other stock-based awards, with respect to an aggregate of 75,000 shares of Common Stock may be granted without compliance with these minimum vesting periods. All shares of restricted stock will be subject to such restrictions as the Committee may provide in an agreement with the participant, including provisions that may obligate the participant to forfeit the shares to the Company in the event of termination of employment or if specified performance goals or targets are not met. Subject to the restrictions provided in the agreement and the Plan, a participant receiving restricted stock shall have all of the rights of a stockholder as to such shares.

Restricted Stock Units.    A restricted stock unit represents the right to receive from the Company on the scheduled vesting date or other specified payment date one share of Common Stock. Restricted stock units are subject to the same minimum vesting requirements described above for restricted stock. All restricted stock units will be subject to such restrictions as the Committee may provide in an agreement with the participant, including provisions which may obligate the participant to forfeit the units in the event of termination of employment or if specified performance goals or targets are not met. Subject to the restrictions provided in the agreement and the Plan, a participant receiving restricted stock units shall have no rights of a stockholder as to such units until such time as shares of Common Stock are issued to the participant.

Stock Appreciation Rights.    A stock appreciation right is a right to receive, without payment to the Company, a number of shares of Common Stock determined by dividing the product of the number of shares of Common Stock as to which the stock appreciation right is exercised and the amount of the appreciation in each share by the fair market value of a share of Common Stock on the date of exercise of the right. The Committee will determine the base price used to measure share appreciation, whether the right may be paid in cash and the number and term of stock appreciation rights, provided that the term of a stock appreciation right may not exceed ten years. The Committee may accelerate the exercisability of any stock appreciation right at any time. The Plan restricts decreases in the base price and certain exchanges of stock appreciation rights on terms similar to the restrictions described above for options.

Other Stock-Based Awards.    The Plan also permits the Committee to grant participants awards of shares of Common Stock and other awards that are denominated in, payable in, valued in whole or in part by reference to, or are otherwise based on the value of, or the appreciation in value of, shares of Common Stock (other stock-based awards). The Committee has discretion to determine the times at which such awards are to be made, the size of such awards, the form of payment, and all other conditions of such awards, including any restrictions, deferral periods or performance requirements. Other stock-based awards are subject to the same minimum vesting requirements described above for restricted stock and restricted stock units.

Performance-Based Compensation Under Section 162(m).    Stock options and stock appreciation rights granted in accordance with the terms of the Plan will qualify as performance-based compensation under Section 162(m) of the Code. Performance-based compensation does not count toward the $1 million limit on the Company’s federal income tax deduction for compensation paid to its most highly compensated executive officers. Grants of restricted stock, restricted stock units or other stock-based awards that the Company intends to qualify as performance-based compensation under Section 162(m) must be made subject to the achievement of pre-established performance goals. The pre-established performance goals will be based upon any or a combination of the following criteria relating to the Company or one or more of its divisions or subsidiaries: earnings per share; return on assets; an economic value added measure; stockholder return; earnings; stock price; return on equity; return on total capital; reduction of expenses; increase in cash flow; and safety performance. For any performance period, the performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the Compensation Committee, relative to internal goals or industry benchmarks, or relative to levels attained in prior years. Performance measurements may be adjusted as specified under the Plan to exclude the effects of non-recurring transactions or changes in accounting standards.

The Compensation Committee has authority to use different targets from time to time with respect to the performance goals provided in the Plan. The regulations under Section 162(m) require that the material terms of the performance goals be reapproved by the stockholders every five years. To qualify as performance-based compensation, grants of restricted stock, restricted stock units and other stock-based awards will be required to satisfy the other applicable requirements of Section 162(m).

Termination of Employment. If a participant ceases to be an employee of the Company or to provide services to the Company for any reason, including death, disability, early retirement or normal retirement, the employee’s outstanding Incentives may be exercised or shall expire at such time or times as may be determined by the Committee and described in the employee’s Incentive agreement.

Change of Control. In the event of a change of control of the Company, as defined in the Plan or in an Incentive Agreement, all Incentives will become fully vested and exercisable, all restrictions or limitations on any Incentives will lapse and, unless otherwise provided in the Incentive agreement, all performance criteria and other conditions relating to the payment of Incentives will generally be deemed to be achieved.

In addition, in the event of a tender offer or exchange offer, all options and stock appreciation rights will become fully vested and exercisable, all restrictions or limitations on any Incentive will lapse and all performance criteria and other conditions relating to the payment will be deemed waived for a 30-day period, any options and stock appreciation rights not exercised and any shares not tendered or exchanged will again be subject to the terms and conditions applicable prior to the tender offer or exchange offer.

Transferability of Incentives. The Incentives awarded under the Plan may not be transferred except

•	by will

•	by the laws of descent and distribution

•	pursuant to a domestic relations order, or

•	in the case of stock options only, if permitted by the Committee and if so provided in the stock option agreement, to immediate family members or to a partnership, limited liability company or trust for which the sole owners, members or beneficiaries are the participant or immediate family members.

Payment of Withholding Taxes. The Company may withhold from any payments or stock issuances under the Plan, or collect as a condition of payment, any taxes required by law to be withheld. The participant may, but is not required to, satisfy his or her withholding tax obligation by electing to deliver currently owned shares of Common Stock or to have the Company withhold, from the shares the participant would otherwise receive, shares of Common Stock, in each case having a value equal to the minimum amount required to be withheld. This election must be made prior to the date on which the amount of tax to be withheld is determined and is subject to the Committee’s right of disapproval.

Purchase of Incentives. The Committee may approve the purchase by the Company of an unexercised or unvested Incentive from the holder by mutual agreement.

Awards To Be Granted

If the stockholders approve the Plan at the Meeting, grants of awards to employees, officers, directors, consultants and advisors will be made in the future by the Committee as it deems necessary or appropriate, or in the case of grants to Directors, by the Nominating and Corporate Governance Committee.

Federal Income Tax Consequences

The federal income tax consequences related to the issuance of the different types of Incentives that may be awarded under the Plan are discussed below. Participants who are granted Incentives under the Plan should consult their own tax advisors to determine the tax consequences based on their particular circumstances.

Stock Options. A participant who is granted a stock option normally will not realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year the option is granted.

When a non-qualified stock option granted pursuant to the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock acquired and the aggregate fair market value of the shares of Common Stock acquired on the exercise date and, subject to the limitations of Section 162(m) of the Code, the Company will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

An employee generally will not recognize any income upon the exercise of any incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference, which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Code. The alternative minimum tax is imposed in addition to the federal individual income tax, and it is intended to ensure that individual taxpayers do not completely avoid federal income tax by using preference items. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the holding periods). An employee disposing of such shares before the expiration of the holding periods will recognize ordinary income generally equal to the difference between the option price and the fair market value of the stock on the date of exercise. The remaining gain, if any, will be capital gain. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares of Common Stock received upon exercise before the expiration of the holding periods.

If the exercise price of a non-qualified option is paid by the surrender of previously owned shares, the basis and the holding period of the previously owned shares carry over to the same number of shares received in exchange for the previously owned shares. The compensation income recognized on exercise of these options is added to the basis of the shares received. If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the holding periods, the optionee will recognize income on such exchange, and the basis of the shares received will be equal to the fair market value of the shares surrendered. If the applicable holding period has been met on the date of exercise, there will be no income recognition and the basis and the holding period of the previously owned shares will carry over to the same number of shares received in exchange, and the remaining shares will begin a new holding period and have a zero basis.

Restricted Stock. Unless the participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time the restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares of Common Stock as of that date, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. If the participant files an election under Section 83(b) of the Code within 30 days of the date of grant of restricted stock, the participant will recognize ordinary income as of the date of the grant equal to the fair market value of the stock as of that date, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. If the stock is later forfeited, however, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.

Restricted Stock Units. A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed with respect to the restricted stock units in an amount equal to the fair market value of the shares distributed to the participant. Upon the distribution of shares of Common Stock to a participant with respect to restricted stock units, the Company will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income of the participant, subject to any applicable limitations under Section 162(m) of the Code. The basis of the shares of Common Stock received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares.

Stock Appreciation Rights. Generally, a participant who is granted a stock appreciation right under the Plan will not recognize any taxable income at the time of the grant. The participant will recognize ordinary income upon exercise equal to the amount of cash or the fair market value of the stock received on the day it is received.

In general, there are no federal income tax deductions allowed to the Company upon the grant of stock appreciation rights. Upon the exercise of the stock appreciation right, however, the Company will be entitled to a deduction equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under Section 162(m).

Other Stock-Based Awards. Generally, a participant who is granted an other stock-based award under the Plan will recognize ordinary income at the time the cash or shares of Common Stock associated with the award are received. If stock is received, the ordinary income will be equal to the excess of the fair market value of the stock received over any amount paid by the participant in exchange for the stock.

In the year that the participant recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize, provided that the deduction is not otherwise disallowed under Section 162(m).

Section 409A. If any Incentive constitutes non-qualified deferred compensation under Section 409A of the Code, it will be necessary that the Incentive be structured to comply with Section 409A of the Code to avoid the imposition of additional tax, penalties and interest on the participant.

Tax Consequences of a Change of Control. If, upon a change of control of the Company, the exercisability, vesting or payout of an Incentive is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated Incentives over the purchase price of such shares, if any, may be characterized as “parachute payments” (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the “base amount” for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding such change in ownership or control. An “excess parachute payment,” with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person’s base amount. If the amounts received by an employee upon a change of control are characterized as parachute payments, such employee will be subject to a 20% excise tax on the excess parachute payment and the Company will be denied any deduction with respect to such excess parachute payment.

The foregoing discussion summarizes the federal income tax consequences of Incentives that may be granted under the Plan based on current provisions of the Code, which are subject to change. This summary does not cover any foreign, state or local tax consequences of Incentives.

Equity Compensation Plan Information

The following table provides information about shares of Common Stock authorized for issuance under the Company’s existing equity compensation plans as of March 31, 2006.

Plan Category	(a) Number of securities to be issued upon conversion of outstanding options		(b) Weighted-average exercise price of outstanding options		(c) Number of securities remaining available for future issuance under plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,662,875	(1)	$38.57	(2)	494,219	(3)(4)
Equity compensation plans not approved by security holders	—				67	(4)(5)

Totals	3,662,875	(1)	$38.57	(2)	494,286	(4)

(1)	In addition to the securities that are issuable upon the conversion of outstanding options, as of March 31, 2006, there were 456,745 unvested shares of restricted stock outstanding, which shares have already been issued.
(2)	The weighted-average remaining term of the outstanding options is 5.5 years.
(3)	Includes 39 shares available for grant under the Company’s 1997 Stock Incentive Plan that could be issued as restricted stock and up to 115,650 shares that could be issued as restricted stock or other non-option awards under the Company’s 2001 Stock incentive Plan.
(4)	If the new Plan is approved by the stockholders at the Annual Meeting, the new Plan will supersede the Company’s existing equity compensation plans and these shares will not be issued.
(5)	All of such shares are issuable as restricted stock under the Company’s Employee Restricted Stock Plan. The Employee Restricted Stock Plan was adopted by the Board of Directors in 1998 and provides for discretionary grants of shares of restricted stock to be made by the Compensation Committee of the Board to key employees of the Company who do not hold officer positions.

Vote Required

Approval of the Plan requires the affirmative vote of the holders of at least a majority of the total number of shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE

TIDEWATER INC. 2006 STOCK INCENTIVE PLAN

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Our stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission and our Amended and Restated Bylaws.

Should a stockholder intend to present a proposal at the Annual Meeting to be held in 2007, under Securities and Exchange Commission rules, it must be received by the secretary of the Company at 601 Poydras Street, Suite 1900, New Orleans, Louisiana 70130 not less than 120 days in advance of June 16, 2007, in order to be included in our Proxy Statement and form of proxy relating to that meeting.

Our Amended and Restated Bylaws provide that in addition to any other applicable requirements for business to be properly brought before the Annual Meeting by a stockholder, the stockholder must give timely notice in writing to the Secretary. Additionally, our Amended and Restated Bylaws provide that a stockholder of our Company entitled to vote for the election of directors may make nominations of persons for election to our board at a meeting of stockholders by complying with the required notice procedures. To be timely, your notice must be given in writing and must be delivered or mailed to the Secretary and received at our principal executive offices not less than 75 days nor more than 100 days prior to July 20, 2007, which is the anniversary date of our immediately preceding Annual Meeting, provided that in the event that the Annual Meeting is called for a date more than 50 days prior to such anniversary date, your notice, in order to be timely, must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

The Amended and Restated Bylaws further provide that your notice to the Secretary must set forth, among other things, specified information as to the matters to be brought before the meeting or as to the nominees, and specified information as to the stockholder making the nomination or proposal. We may require any proposed nominee to furnish such information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of our Company.

PERFORMANCE GRAPH

The following graph compares the change in the cumulative total stockholder return on our common stock with the cumulative total return of the Standard & Poor’s 500 Stock Index and the cumulative total return of the Value Line Oilfield Services Group Index over the last five fiscal years. The graph assumes the investment of $100 on April 1, 2001, at closing prices on March 31, 2001, and the reinvestment of dividends. The Value Line Oilfield Services Group consists of 21 companies.

		Fiscal Year Ending March 31
	2001	2002	2003	2004	2005	2006
Tidewater Inc.	100	95	66	66	93	133
S&P 500	100	100	75	102	109	121
Peer Group	100	88	68	93	124	198

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and beneficial owners of more than 10% of our common stock to file certain beneficial ownership reports with the SEC. To our knowledge, based on our review of copies of reports received by us and written representations by certain reporting persons, we believe that during fiscal year 2006, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were complied with in a timely manner.

OTHER MATTERS

Our board knows of no business, other than that described above, that will be presented to the meeting. The enclosed proxy will confer discretionary authority with respect to any other matters that may properly come before the meeting or any adjournment thereof. It is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on any such matter.

By Order of the Board of Directors

Cliffe F. Laborde

Executive Vice President, Secretary

and General Counsel

New Orleans, Louisiana

June 16, 2006

PLEASE COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. YOU CAN ALSO CALL IN YOUR VOTE BY TOUCHTONE TELEPHONE OR SEND IT OVER THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

Annex A

TIDEWATER INC.

Audit Committee Charter

PURPOSE

The Audit Committee (the “Committee”) shall assist the Board of Directors (the “Board”) in fulfilling its responsibility to the shareholders, potential shareholders, the investment community and others to oversee management’s conduct of the Company’s financial reporting process. The primary purpose of the Committee is to (1) assist Board oversight of:

•	the integrity of the financial statements, reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof;

•	the Company’s compliance with legal and regulatory requirements;

•	the independent auditor’s qualifications and independence; and

•	the performance of the Company’s internal audit function and independent auditor and (2) prepare the report required by the Securities and Exchange Commission’s proxy rules to be included in the Company’s annual proxy statement.

The Committee shall have the sole authority to (1) appoint, retain, compensate, evaluate, oversee and terminate the Company’s independent auditor and (2) grant waivers to directors and executive officers of any codes of ethics or business conduct adopted by the Company. The Committee shall be the sole arbiter of disagreements between management and the independent auditor regarding financial reporting.

As used herein, the term “independent auditor” shall mean any public accounting firm registered with the Public Company Accounting Standards Board and engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

The Committee’s job is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the independent auditor is responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff, as well as the independent auditor, have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work.

The Committee should take appropriate actions to set the corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

ORGANIZATION AND ADMINISTRATION

Membership

•	The Committee shall be comprised of not less than three members of the Board, and the Committee’s composition shall comply with the independence and other membership qualification requirements of the New York Stock Exchange and all legal requirements, including Section 10A of and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as they may be modified or supplemented.

•	Each member of the Committee must be financially literate or must become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Appointment and Term

•	At its next meeting following the Company’s Annual General Meeting, the Board shall appoint, by a majority vote, the members of the Committee, with one of such members being designated as the chairperson of the Committee. Each member of the Committee so appointed shall serve for a term of one year or until his/her successor is duly appointed and qualified.

•	Any vacancy on the Committee may be filled by a majority vote of the Board. If at any time the number of members of the Committee is less than three, the Board shall appoint, by a majority vote, a sufficient number of new members to bring the minimum membership of the Committee to at least three.

Quorum and Voting

A majority of the members of the Committee shall constitute a quorum. Each member of the Committee is entitled to one vote. The affirmative vote of a majority of the quorum shall be required to adopt and/or approve any matter.

Process

•	The Committee shall meet at least [four] times annually, and more frequently if the Committee determines it to be appropriate. At least annually, the Committee shall meet with management, the internal auditor and the independent auditor in separate executive sessions.

•	The Committee shall make regular reports of its activities to the Board and should review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor or the performance of the internal audit function.

•	In discharging its oversight role, the Committee is empowered to investigate any matter that may come to its attention, with full access to all books, records, facilities and personnel of the Company. The Committee shall obtain advice from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties. Any outside legal, accounting or other advisors retained by the Committee may be discharged only by the Committee.

•	The Committee shall receive appropriate funding, as determined by the Committee, from the Company for payment of (1) compensation to any independent auditor, (2) compensation to any outside legal, accounting or other advisors employed by the Committee and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

•	The Committee shall review and reassess the adequacy of this Charter on an annual basis and recommend any proposed changes to the Board for approval.

•	The Committee shall conduct and present to the Board an annual performance evaluation of the Committee.

•	The independent auditor must report directly to the Committee.

KEY RESPONSIBILITIES

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function:

Appointment and Oversight of Independent Auditor

•	The Committee shall appoint and retain the independent auditor and approve the independent auditor’s compensation. The Committee shall have the sole authority to terminate the independent auditor.

•	The Committee shall oversee the independent auditor’s preparation and issuance of audit reports and related work.

•	The Committee shall pre-approve all audit services and permitted non-audit services to be performed for the Company by the independent auditor. The Committee may delegate authority to pre-approve audit services, other than the audit of the Company’s annual financial statements, and permitted non-audit services to one or more members, provided that decisions made pursuant to such delegated authority shall be presented to the full Committee at its next scheduled meeting.

•	The Committee shall set clear hiring policies for employees or former employees of the independent auditor.

•	The Committee shall evaluate the independent auditor’s qualification, performance and independence on an annual basis and report its conclusions with respect to the independent auditor to the full Board. In reviewing the independent auditor’s performance and independence, the Committee should (1) take into account the opinions of management and the internal auditors and (2) consider whether there should be periodic rotation of the independent audit firm to assure continuing auditor independence. The evaluation should include an evaluation of the lead partner of the independent auditor.

•	In connection with its evaluation of the independent auditor’s qualification, performance and independence, the Committee shall also:

•	receive from the independent auditor assurances that the independent auditor is independent within the meaning of the securities laws administered by the Securities and Exchange Commission, including Rule 2-01 of Regulation S-X, as it may be modified or supplemented, and the requirements of the Independence Standards Board and/or any other or superseding rules adopted by the Public Company Accounting Oversight Board;

•	request from the independent auditor annually a formal written statement delineating all relationships between the independent auditor and its related entities and the Company and its related entities consistent with Independence Standards Board Standard Number 1, as it may be modified or supplemented, and the requirements of the New York Stock Exchange;

•	discuss with the independent auditor any such disclosed relationships and their impact on the independent auditor’s independence;

•	confirm annually with the independent auditor that it is registered with the Public Company Accounting Oversight Board (once the Board begins accepting registrations) and that its registration is in good standing;

•	if the independent auditor has been employed by the Company for five consecutive years, confirm that the Company’s audit partners have been rotated in accordance with Rule 2-01(c)(6) under Regulation S-X;

•	confirm that the Company’s CEO, CFO, CAO, Controller or equivalent officer, if formerly a partner of or employed by the independent auditor, did not participate in any capacity in the audit of the Company during the one year preceding the date of the initiation of the current audit; and

•	no less than annually, obtain and review a report by the independent auditor describing: (1) the audit firm’s internal quality control procedures (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues.

Compliance Responsibilities

•	The Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•

The Committee shall (1) review no less than annually management’s programs governing codes of business conduct and ethics, conflicts of interest, legal, and environmental compliance and (2) obtain reports from management and the internal auditor regarding compliance with law and the Company’s code of business conduct and ethics.

•	The Committee shall discuss no less than annually management’s policies with respect to risk assessment and risk management.

•	The Committee shall review annually expense accounts of members of executive management of the Company.

•	The Committee shall prepare annually its report to be included in the Company’s proxy statement pursuant to Item 306 of Regulation S-K, as it may be modified or supplemented. The Committee shall review the disclosure in the Company’s annual proxy statement regarding the Committee and the independent auditor, including disclosures regarding the independence of Committee members and the fees paid by the Company to the independent auditor.

Oversight of the Company’s Internal Audit Function

•	The Committee shall review and approve annually the scope of work to be performed by internal auditors and shall review with the Company’s internal auditors their findings and recommendations. The review should also include discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

•	The Committee shall review and approve all changes in the selection or application of accounting principles other than those changes in accounting principles mandated by newly-adopted authoritative accounting pronouncements.

•	The Committee shall concur with the appointment or replacement of the Company’s senior internal auditor.

Oversight of Quarterly Reporting Process

•	The Committee shall review the interim financial statements with management and the independent auditor prior to the filing of the Company’s Quarterly Report on Form 10-Q and discuss with management the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Also, the Committee shall discuss the results of the quarterly reviews and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards for conducting such review (currently Statement of Auditing Standards No. 71). The chair of the Committee may represent the entire Committee for the purposes of this review.

•	Prior to the filing of each quarterly report, the Committee shall discuss with management, the internal auditors and the independent auditor the quality and adequacy of the Company’s (1) internal controls for financial reporting, including any audit steps adopted in light of internal control deficiencies, and (2) disclosure controls and procedures.

•	The Committee shall discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information).

•	The Committee shall review analyses prepared by management and/or the internal auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including the effects of alternative GAAP measures and off-balance sheet structures, if any, on the Company’s financial statements.

Oversight of Annual Financial Statement Audit and Preparation of Annual Report on Form 10-K

In addition to the applicable items under the heading “Oversight of Quarterly Reporting Process,” the Committee shall:

•

Review with management and the independent auditor the audited financial statements to be included in the Company’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission (or the

Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the independent auditor the matters required to be discussed by Statements of Auditing Standards (“SAS”) Nos. 61 and 90, as they may be modified or supplemented.

•	Discuss with management the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•	Discuss with the independent auditor the auditor’s judgment about the quality, not just the acceptability, of the Company’s accounting principles, as applied in its financial statements and as selected by management.

•	Obtain from the independent auditor assurances that Section 10(A)(b) of the Securities Exchange Act of 1934 has not been implicated (regarding disclosure to the Committee of illegal acts detected by the independent auditor in the course of the audit).

•	Review and approve the disclosures in each Form 10-K regarding management’s annual internal control report and the related attestation report prepared by the independent auditor, once the applicable rules become effective.

•	Review and approve the disclosures in each Form 10-K (or proxy statement, if incorporated in the Form 10-K by reference to the proxy statement) regarding “audit committee financial experts.”

•	Receive from the independent auditor the report required by Section 10A(k) of the Securities Exchange Act of 1934 regarding (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences, once the requirements become effective.

•	Review with the independent auditor any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities and any significant disagreements with management and management’s response.

•	Prior to the filing of each Form 10-K, recommend to the full Board, based on the Committee’s review and discussion with management and the independent auditor, that the audited financial statements be included in the Company’s Form 10-K.

Annex B

PROPOSED AMENDMENT TO

TIDEWATER INC.

AMENDED AND RESTATED BYLAWS

ARTICLE III

BOARD OF DIRECTORS

NUMBER AND CLASSIFICATION OF DIRECTORS

Section 1. Until the Company’s 2009 annual meeting of stockholders, the Board of Directors shall be divided into three classes, Class I, Class II, and Class III. The number of directors in each class shall be as nearly equal in number as possible. The directors elected to Class I in 2004 shall serve for a term ending on the date of the annual meeting held in calendar year 2007, the directors elected to Class II in 2005 shall serve for a term ending on the date of annual meeting held in calendar year 2008, and the directors elected to Class III in 2006 shall serve for a term ending on the date of the annual meeting held in calendar year 2009. The term of each director who is elected after the 2006 annual meeting shall end at the first annual meeting that next follows his or her election. Commencing with the annual meeting of stockholders in 2009, the classification of the Board of Directors shall terminate, and all directors shall be of one class and shall serve for a term ending at the annual meeting that next follows the annual meeting at which such directors were elected. If prior to the Company’s 2009 annual meeting of stockholders the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the Directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Notwithstanding the foregoing, whenever the holders of any outstanding shares of Preferred Stock shall be entitled, voting separately as a class, to elect directors, the terms of all directors elected by such holder shall expire at the next succeeding annual meeting of stockholders.

Annex C

TIDEWATER INC.

2006 STOCK INCENTIVE PLAN

1. Purpose. The purpose of the Tidewater Inc. 2006 Stock Incentive Plan (the “Plan”) is to increase stockholder value and to advance the interests of Tidewater Inc. (“Tidewater”) and its subsidiaries (collectively with Tidewater, the “Company”) by furnishing stock-based economic incentives (the “Incentives”) designed to attract, retain, reward and motivate key employees, officers and directors of the Company and consultants and advisors to the Company and to strengthen the mutuality of interests between service providers and Tidewater’s stockholders. Incentives consist of opportunities to purchase or receive shares of Common Stock, $.10 par value per share, of Tidewater (the “Common Stock”) pm cash valued in relation to Common Stock, on terms determined under the Plan. As used in the Plan, the term “subsidiary” means any corporation, limited liability company or other entity, of which Tidewater owns (directly or indirectly) within the meaning of section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), 50% or more of the total combined voting power of all classes of stock, membership interests or other equity interests issued thereby.

2. Administration.

2.1 Composition. The Plan shall generally be administered by the Compensation Committee of the Board of Directors of Tidewater (the “Board”) or by a subcommittee thereof. The Compensation Committee or subcommittee thereof that generally administers the Plan shall consist of not fewer than two members of the Board, each of whom shall (a) qualify as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934 (the “1934 Act”) or any successor rule and (b) qualify as an “outside director” under Section 162(m) of the Code (“Section 162(m)”). The Nominating and Corporate Governance Committee of the Board shall administer the Plan with respect to grants to members of the Board who are not employees of the Company (“Outside Directors”). Members of the Nominating and Corporate Governance Committee shall qualify as “non-employee directors” under Rule 16b-3 under the 1934 Act. Unless the context otherwise requires, the term “Committee” shall be used herein to refer to both the Compensation Committee (or subcommittee that administers the Plan) and the Nominating and Corporate Governance Committee.

2.2 Authority. The Compensation Committee or a sub-committee thereof shall have plenary authority to award Incentives under the Plan and to enter into agreements with or provide notices to participants as to the terms of the Incentives (the “Incentive Agreements”), except that the Nominating and Corporate Governance Committee of the Board shall have the sole authority to grant Incentives to Outside Directors and to enter into Incentive Agreements with Outside Directors. The Compensation Committee or a sub-committee thereof shall have the general authority to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for the proper administration of the Plan, except that the Nominating and Corporate Governance Committee shall have sole authority with respect to matters relating to grants to Outside Directors. Committee decisions in matters relating to the Plan shall be final and conclusive on the Company and participants. The Compensation Committee may delegate its authority hereunder to the extent provided in Section 3 hereof.

3. Eligible Participants. Key employees and officers of the Company and persons providing services as consultants or advisors to the Company shall become eligible to receive Incentives under the Plan when designated by the Committee. With respect to participants not subject to Section 16 of the 1934 Act or Section 162(m) of the Code, the Compensation Committee may delegate to appropriate officers of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants and to set and modify the terms of such Incentives; provided, however, that the per share exercise price of any options granted by an officer, rather than by the Compensation Committee, shall be equal to the Fair Market Value (as defined in Section 12.11) of a share of Common Stock on the later of the date of grant or the date the participant’s employment with or service to the Company commences. Outside Directors shall receive Incentives under the Plan when granted by the Nominating and Corporate Governance Committee.

4. Types of Incentives. Incentives may be granted under the Plan to eligible participants in the forms of (a) incentive stock options; (b) non-qualified stock options; (c) restricted stock, (d) restricted stock units; (e) stock appreciation rights (“SARs”) and (f) Other Stock-Based Awards (as defined in Section 10).

5. Shares Subject to the Plan.

5.1 Number of Shares. Subject to adjustment as provided in Section 12.5, the maximum number of shares of Common Stock that may be delivered to participants and their permitted transferees under the Plan shall be 1,500,000 shares.

5.2 Share Counting. To the extent any shares of Common Stock covered by a stock option or SAR are not delivered to a participant or permitted transferee because the Incentive is forfeited or canceled, or shares of Common Stock are not delivered because an Incentive is paid or settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under this Plan. In the event that shares of Common Stock are issued as an Incentive and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired Shares may again be issued under the Plan. With respect to SARs, if the SAR is payable in shares of Common Stock, all shares to which the SARs relate are counted against the Plan limits, rather than the net number of shares delivered upon exercise of the SAR.

5.3 Limitations on Awards. Subject to adjustment as provided in Section 12.5, the following additional limitations are imposed under the Plan:

A. The maximum number of shares of Common Stock that may be issued upon exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code shall be 1,500,000 shares.

B. The maximum number of shares of Common Stock that may be covered by Incentives granted under the Plan to any one individual during any one calendar-year period shall be 500,000.

C. The maximum number of shares of Common Stock that may be issued under the Plan as restricted stock, restricted stock units and Other Stock-Based Awards (as defined in Section 10.1) shall be 750,000 shares.

D. Restricted stock, restricted stock units and Other Stock-Based Awards with respect to an aggregate of 75,000 shares of Common Stock may be granted to officers, employees, consultants or advisors without compliance with the minimum vesting periods provided in Sections 7.2, 8.2 and 10.2.

E. Each director who is not an employee of the Company may be granted Incentives with respect to no more than 10,000 shares of Common Stock each calendar year.

F. The maximum value of an Other Stock-Based Award that is valued in dollars (whether or not paid in Common Stock) scheduled to be paid out to any one participant in any calendar year shall be $1,000,000.

5.4 Type of Common Stock. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

6. Stock Options. A stock option is a right to purchase shares of Common Stock from Tidewater. Stock options granted under the Plan may be incentive stock options (as such term is defined in Section 422 of the Code) or non-qualified stock options. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1 Price. The exercise price per share shall be determined by the Committee, subject to adjustment under Section 12.5; provided that in no event shall the exercise price be less than the Fair Market Value of a share of Common Stock on the date of grant, except in case of a stock option granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines.

6.2 Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to Section 5 and subject to adjustment as provided in Section 12.5.

6.3 Duration and Time for Exercise. The term of each stock option shall be determined by the Committee, but shall not exceed a maximum term of ten years. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any stock option at any time, in addition to the automatic acceleration of stock options under Section 12.10.

6.4 Repurchase. Upon approval of the Committee, the Company may repurchase a previously granted stock option from a participant by mutual agreement before such option has been exercised by payment to the participant of the amount per share by which: (a) the Fair Market Value (as defined in Section 12.11) of the Common Stock subject to the option on the business day immediately preceding the date of purchase exceeds (b) the exercise price, or by payment of such other mutually agreed upon amount; provided, however, that no such repurchase shall be permitted if prohibited by Section 6.6.

6.5 Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid (a) in cash; (b) by check; (c) by delivery of or attestation of ownership of shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised; (d) by delivery of irrevocable written instructions to a broker approved by the Company (with a copy to the Company) to immediately sell a portion of the shares, issuable under the option and to deliver promptly to the Company the amount of sale proceeds (or loan proceeds if the broker lends funds to the participant for delivery to the Company) to pay the exercise price; or (e) if approved by the Committee, through a net exercise procedure whereby the optionee surrenders the option in exchange for that number of shares of Common Stock with an aggregate Fair Market Value equal to the difference between the aggregate exercise price of the options being surrendered and the aggregate Fair Market Value of the shares of Common Stock subject to the option, (f) in such other manner as may be authorized from time to time by the Committee.

6.6 Repricing. Except for adjustments pursuant to Section 12.5 or actions permitted to be taken by the Committee under Section 12.10C. in the event of a Change of Control, unless approved by the stockholders of the Company, (a) the exercise or base price for any outstanding option or SAR granted under this Plan may not be decreased after the date of grant and (b) an outstanding option or SAR that has been granted under this Plan may not, as of any date that such option or SAR has a per share exercise price that is greater than the then current Fair Market Value of a share of Common Stock, be surrendered to the Company as consideration for the grant of a new option or SAR with a lower exercise price, shares of restricted stock, restricted stock units, an Other Stock-Based Award, a cash payment or Common Stock.

6.7 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

A. Any incentive stock option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive stock options.

B. All incentive stock options must be granted within ten years from the date on which this Plan is adopted by the Board of Directors.

C. No incentive stock options shall be granted to any non-employee or to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

D. The aggregate Fair Market Value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of Tidewater or any of its subsidiaries) shall not exceed $100,000. To the extent that such limitation is exceeded, the excess options shall be treated as non-qualified stock options for federal income tax purposes.

7. Restricted Stock.

7.1 Grant of Restricted Stock. The Committee may award shares of restricted stock to such eligible participants as the Committee determines pursuant to the terms of Section 3. An award of restricted stock shall be subject to such restrictions on transfer and forfeitability provisions and such other terms and conditions, including the attainment of specified performance goals, as the Committee may determine, subject to the provisions of the Plan. To the extent restricted stock is intended to qualify as “performance-based compensation” under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

7.2 The Restricted Period. At the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted and after which the shares of restricted stock shall be vested (the “Restricted Period”). Except for shares of restricted stock that vest based on the attainment of performance goals and except for grants to non-employee directors, the Restricted Period shall be a minimum of three years, with incremental vesting of portions of the award over the three-year period permitted. If the vesting of the shares of restricted stock is based upon the attainment of performance goals, except as provided in Sections 5.3D. and except for grants to non-employee directors, a minimum Restricted Period of one year is allowed, with incremental vesting of portions of the award over the one-year period permitted. Each award of restricted stock may have a different Restricted Period. The expiration of the Restricted Period shall also occur as provided under Section 12.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement and in the event of a Change of Control of the Company as described in Section 12.10.

7.3 Escrow. The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Any certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Tidewater Inc. 2006 Stock Incentive Plan (the “Plan”), and an agreement entered into between the registered owner and Tidewater Inc. thereunder. Copies of the Plan and the agreement are on file at the principal office of the Company.

Alternatively, in the discretion of the Company, ownership of the shares of restricted stock and the appropriate restrictions shall be reflected in the records of the Company’s transfer agent and no physical certificates shall be issued prior to vesting.

7.4 Dividends on Restricted Stock. Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

7.5 Forfeiture. In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and the certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 12.5 due to a recapitalization or other change in capitalization.

7.6 Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the restricted stock shall lapse and a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions and legends, except any that may be imposed by law, to the participant or the participant’s estate, as the case may be.

7.7 Rights as a Stockholder. Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during the Restricted Period, including without limitation, the right to vote any shares of Common Stock.

8. Restricted Stock Units.

8.1 Grant of Restricted Stock Units. A restricted stock unit, or RSU, represents the right to receive from the Company on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An award of restricted stock units may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan. To the extent an award of restricted stock units is intended to qualify as performance-based compensation under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 and meet the additional requirements imposed by Section 162(m).

8.2 Vesting Period. At the time an award of restricted stock units is made, the Committee shall establish a period of time during which the restricted stock units shall vest (the “Vesting Period”). Each award of restricted stock units may have a different Vesting Period. Except as provided in Sections 5.3D. and except for grants to non-employee directors, a Vesting Period of at least three years is required, except that if vesting of the RSUs is subject to the attainment of specified performance goals, the Vesting Period may be one year or more. Incremental periodic vesting of portions of the award during the Vesting Period is permitted. The acceleration of the expiration of the Vesting Period shall occur as provided under Section 12.10 upon a Change of Control of the Company and may also occur as provided under Section 12.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement.

8.3 Dividend Equivalent Accounts. Subject to the terms and conditions of this Plan and the applicable Incentive Agreement, as well as any procedures established by the Committee, prior to the expiration of the applicable Vesting Period of an RSU granted to a participant hereunder, the Company shall establish an account for the participant and deposit into that account any securities, cash or other property comprising any dividend or property distribution with respect to the share of Common Stock underlying the RSU. The participant shall have no rights to the amounts or other property in such account until the applicable RSU vests.

8.4 Rights as a Stockholder. Subject to the restrictions imposed under the terms and conditions of this Plan and subject to any other restrictions that may be imposed in the Incentive Agreement, each participant receiving restricted stock units shall have no rights as a stockholder with respect to such restricted stock units until such time as shares of Common Stock are issued to the participant.

9. Stock Appreciation Rights.

9.1 Grant of Stock Appreciation Rights. A stock appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the number or amount of which is determined pursuant to the formula set forth in Section 9.5. Each SAR granted by the Committee under the Plan shall be subject to the terms and conditions provided herein.

9.2 Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 12.5.

9.3 Duration and Time for Exercise. The term of each SAR shall be determined by the Committee, but shall not exceed a maximum term of ten years. Each SAR shall become exercisable at such time or times during its term as shall be determined by the Committee. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any SAR at any time in its discretion in addition to the automatic acceleration of SARs under Section 12.10.

9.4 Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs that the holder wishes to exercise. The date that the Company receives such written notice shall be referred to herein as the “Exercise Date.” The Company shall, within 30 days of an Exercise Date, deliver to the exercising holder certificates for the shares of Common Stock to which the holder is entitled pursuant to Section 9.5 or cash or both, as provided in the Incentive Agreement.

9.5 Payment. The number of shares of Common Stock which shall be issuable upon the exercise of a SAR payable in Common Stock shall be determined by dividing:

A. the number of shares of Common Stock as to which the SAR is exercised, multiplied by the amount of the appreciation in each such share (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of a share of Common Stock subject to the SAR on the trading day prior to the Exercise Date exceeds the “Base Price,” which is an amount, not less than the Fair Market Value of a share of Common Stock on the date of grant, which shall be determined by the Committee at the time of grant, subject to adjustment under Section 12.5); by

B. the Fair Market Value of a share of Common Stock on the Exercise Date.

No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of a SAR shall be entitled to purchase the portion necessary to make a whole share at its Fair Market Value on the Exercise Date.

If so provided in the Incentive Agreement, a SAR may be exercised for cash equal to the Fair Market Value of the shares of Common Stock that would be issuable under this Section 9.5, if the exercise had been for Common Stock.

10. Other Stock-Based Awards.

10.1 Grant of Other Stock-Based Awards. Subject to the limitations described in Section 10.2 hereof, the Committee may grant to eligible participants “Other Stock-Based Awards,” which shall consist of awards (other than options, restricted stock, restricted stock units or SARs described in Sections 6 through 9 hereof) paid out in shares of Common Stock or the value of which is based in whole or in part on the value of shares of Common Stock. Other Stock-Based Awards may be awards of shares of Common Stock, awards of phantom stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of, or appreciation in the value of, Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock), as deemed by the Committee consistent with the purposes of this Plan. The Committee shall determine the terms and conditions of any Other Stock-Based Award (including which rights of a stockholder, if any, the recipient shall have with respect to Common Stock associated with any such award) and may provide that such award is payable in whole or in part in cash. An Other Stock-Based Award may be subject to the attainment of such specified performance goals or targets as the Committee may determine, subject to the provisions of this Plan. To the extent that an Other Stock-Based Award is intended to qualify as “performance-based compensation” under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

10.2 Limitations. Except as permitted in Sections 5.3D. and except for grants to non-employee directors, other Stock-Based Awards granted under this Section 10 shall be subject to a vesting period of at least three years, with incremental vesting of portions of the award over the three-year period permitted; provided, however, that if the vesting of the award is based upon the attainment of performance goals, a minimum vesting period of one year is allowed, with incremental vesting of portions of the award over the one-year period permitted.

11. Performance Goals for Section 162(m) Awards. To the extent that shares of restricted stock, restricted stock units or Other Stock-Based Awards granted under the Plan are intended to qualify as “performance-based compensation” under Section 162(m), the vesting, grant or payment of such awards shall be conditioned on the achievement of one or more performance goals and must satisfy the other requirements of Section 162(m). The performance goals pursuant to which such awards shall vest, be granted or be paid out shall be any or a combination of the following performance measures applied to the Company, Tidewater, a division or a subsidiary: Earnings per share, return on assets, an economic value added measure, shareholder return, earnings, stock price, return on equity, return on total capital, safety performance, reduction of expenses or increase in cash flow. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. The performance goals may be subject to such adjustments as are specified in advance by the Committee in accordance with Section 162(m).

12. General.

12.1 Duration. No Incentives may be granted under the Plan after July 20, 2016; provided, however, that subject to Section 12.9, the Plan shall remain in effect after such date with respect to Incentives granted prior to that date, until all such Incentives have either been satisfied by the issuance of shares of Common Stock or otherwise been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

12.2 Transferability. No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order, as defined in the Code; or (d) as to options only, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, (i) to Immediate Family Members, (ii) to a partnership in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (iv) to a trust for the sole benefit of the participant and/or Immediate Family Members. “Immediate Family Members” shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an incentive stock option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a nonqualified stock option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Incentives, or levy of attachment or similar process upon Incentives not specifically permitted herein, shall be null and void and without effect.

12.3 Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of the Company or to provide services to the Company for any reason, including death, disability, early retirement or normal retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee and provided in the Incentive Agreement.

12.4 Additional Conditions. Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

12.5 Adjustment. In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and any and all other limitations provided in the Plan limiting the number of shares of Common Stock that may be issued hereunder, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the Base Price of any SAR and the performance objectives of any Incentive, shall also be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment. No substitution or adjustment shall require the Company to issue a fractional share under the Plan and the substitution or adjustment shall be limited by deleting any fractional share.

12.6 Withholding.

A. The Company shall have the right to withhold from any payments made or stock issued under the Plan or to collect as a condition of payment, issuance or vesting, any taxes required by law to be withheld. At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with an Incentive, the participant may, subject to disapproval by the Committee, satisfy this obligation in whole or in part by electing (the “Election”) to deliver currently owned shares of Common Stock or to have the Company withhold shares of Common Stock, in each case having a value equal to the minimum statutory amount required to be withheld under federal, state and local law. The value of the shares to be delivered or withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

B. Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. If a participant makes an election under Section 83(b) of the Code with respect to shares of restricted stock, an Election to have shares withheld to satisfy withholding taxes is not permitted to be made.

12.7 No Continued Employment. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

12.8 Deferral Permitted. Payment of an Incentive may be deferred at the option of the participant if permitted in the Incentive Agreement. Any deferral arrangements shall comply with Section 409A of the Code.

12.9 Amendments to or Termination of the Plan. The Board may amend or discontinue this Plan at any time; provided, however, that no such amendment may:

A. materially revise the Plan without the approval of the stockholders. A material revision of the Plan includes (i) except for adjustments permitted herein, a material increase to the maximum number of shares of Common Stock that may be issued through the Plan, (ii) a material increase to the benefits accruing to participants under the Plan, (iii) a material expansion of the classes of persons eligible to participate in the Plan, (iv) an expansion of the types of awards available for grant under the Plan, (v) a material extension of the term of the Plan and (vi) a material change that reduces the price at which shares of Common Stock may be offered through the Plan;

B. amend Section 6.6 to permit repricing of options or SARs without the approval of stockholders; or

C. materially impair, without the consent of the recipient, an Incentive previously granted, except that the Company retains all of its rights under Section 12.10.

12.10 Change of Control; Tender Offer or Exchange Offer.

A. Notwithstanding any other provision of the Plan (or any provision of any agreement with respect to any grant hereunder), immediately prior to any Change of Control of the Company (as defined in Section 12.10C. hereof), all Incentives granted hereunder, which are then outstanding, shall become fully vested and exercisable and any and all restrictions and limitations on Incentives then outstanding hereunder shall automatically lapse and all performance criteria and other conditions relating to the payment of Incentives shall automatically be deemed to be achieved or waived by the Company. As used in the immediately preceding sentence, ‘immediately prior’ to the Change of Control shall mean sufficiently in advance of the Change of Control to permit the grantee to take all steps reasonably necessary (i) to exercise any option or SAR fully and (ii) to deal with the shares purchased or acquired under any Incentive so that all types of shares may be treated in the same manner in connection with the Change of Control as the shares of Common Stock of other shareholders. To the extent, if any, required by section 422(d) of the Code, incentive stock options which become exercisable immediately prior to a Change of Control pursuant to this Section 12.10A. shall thereby become non-qualified stock options. Notwithstanding any other provision of the Plan, including, without limitation, Section 12.10B. hereof (or any provision of any agreement with respect to any grant hereunder), (i) any stock option or SAR which becomes exercisable pursuant to this Section 12.10A. shall remain exercisable until the earlier of the end of the option term or the lapse of the option, and (ii) any lapse and deemed waiver of restrictions and limitations on any restricted stock units, shares of restricted stock and any Other Stock-Based Awards pursuant to this Section 12.10A shall be a permanent lapse and deemed waiver of such restrictions and limitations.

B. If any corporation, person or other entity (other than the Company) makes a tender offer or exchange offer for shares of the Common Stock pursuant to which purchases are made (an “Offer”), then from and after the date of the first purchase of the Common Stock pursuant to the Offer (the “Acceleration Date”), all outstanding options and SARs shall automatically become fully exercisable, all restrictions or limitations on any Incentives shall lapse and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by the Company, without the necessity of any action by any person, for a period of 30 calendar days following the Acceleration Date. Subject to the other provisions of this Section 12.10, following the expiration of the 30-day period, any options or SARs not exercised and any shares of Common Stock issued hereunder not tendered or exchanged shall again be subject to the terms and conditions applicable prior to the Offer.

C. As used in this Section 12.10, unless otherwise provided in an Incentive Agreement, “Change of Control” shall mean:

(i) the acquisition by any ‘Person’ (as defined in Section 12.10D. hereof) of ‘Beneficial Ownership’ (as defined in Section 12.10D. hereof) of 30% or more of the outstanding shares of the Common Stock, or 30% or more of the combined voting power of the Company’s then outstanding securities; provided, however, that for purposes of this subsection C.(i), the following shall not constitute a Change of Control:

(a) any acquisition (other than a ‘Business Combination’ (as defined in Section 12.10C.(iii) hereof) which constitutes a Change of Control under Section 12.10C.(iii) hereof) of Common Stock directly from the Company,

(b) any acquisition of Common Stock by the Company or its subsidiaries,

(c) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

(d) any acquisition of Common Stock by any corporation pursuant to a Business Combination which does not constitute a Change of Control under Section 12.10C.(iii) hereof; or

(ii) individuals who, as of the date of adoption of the Plan by the Board (the “Adoption Date”), constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Adoption Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

(iii) consummation of a reorganization, merger or consolidation (including a merger or consolidation of the Company or any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a ‘Business Combination’), in each case, unless, immediately following such Business Combination,

(a) the individuals and entities who were the Beneficial Owners of the Company’s outstanding Common Stock and the Company’s voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect Beneficial Ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Post-Transaction Corporation (as defined in Section 12.10D. hereof), and

(b) except to the extent that such ownership existed prior to the Business Combination, no Person (excluding the Post-Transaction Corporation and any employee benefit plan or related trust of either the Company, the Post-Transaction Corporation or any subsidiary of either corporation) Beneficially Owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 30% or more of the combined voting power of the then outstanding voting securities of such corporation, and

(c) at least a majority of the members of the board of directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

D. As used in Section 12.10C. hereof, the following words or terms shall have the meanings indicated:

(i) Affiliate: ‘Affiliate’ (and variants thereof) shall mean a Person that controls, or is controlled by, or is under common control with, another specified Person, either directly or indirectly.

(ii) Beneficial Owner: ‘Beneficial Owner’ (and variants thereof), with respect to a security, shall mean a Person who, directly or indirectly (through any contract, understanding, relationship or otherwise), has or shares (a) the power to vote, or direct the voting of, the security, and/or (b) the power to dispose of, or to direct the disposition of, the security.

(iii) Person: ‘Person’ shall mean a natural person or company, and shall also mean the group or syndicate created when two or more Persons act as a syndicate or other group (including, without limitation, a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that ‘Person’ shall not include an underwriter temporarily holding a security pursuant to an offering of the security.

(iv) Post-Transaction Corporation: Unless a Change of Control includes a Business Combination (as defined in Section 12.10C.(iii) hereof), ‘Post-Transaction Corporation’ shall mean the Company after the Change of Control. If a Change of Control includes a Business Combination, ‘Post-Transaction Corporation’ shall mean the corporation resulting from the

Business Combination unless, as a result of such Business Combination, an ultimate parent corporation controls the Company or all or substantially all of the Company’s assets either directly or indirectly, in which case, ‘Post-Transaction Corporation’ shall mean such ultimate parent corporation.

12.11 Definition of Fair Market Value. Whenever “Fair Market Value” of Common Stock shall be determined for purposes of this Plan, it shall be the closing sale price on the consolidated transaction reporting system for the New York Stock Exchange on the applicable date, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock.

2730-PS-06

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TIDEWATER INC.

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN ITEM 1 AND “FOR” PROPOSALS 2, 3 AND 4.

A Election of Directors

1.	To elect directors.

Nominees:	For	Withhold

01 - Arthur R. Carlson	☐	☐

02 - Jon C. Madonna	☐	☐

03 - William C. O’Malley	☐	☐

B Issues

	For	Against	Abstain		For	Against	Abstain
2. Ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm.	☐	☐	☐	3. Proposal to declassify the Board of Directors.	☐	☐	☐

				4. Proposal to approve the 2006 Stock Incentive Plan.	☐	☐	☐

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please vote, date, sign and promptly return this proxy. If signing as attorney, executor, officer, or other representative capacity, please indicate title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

■	1 U P X	T D W M T G 1 +

Proxy - TIDEWATER INC.

This Proxy is solicited on behalf of the Board of Directors

The undersigned appoints William C. O’Malley and Dean E. Taylor as proxies, each with power to act alone or by substitution, to vote all shares of the undersigned in Tidewater Inc. on all matters coming before the Annual Meeting of Stockholders of Tidewater Inc. to be held on July 20, 2006, and any adjournments thereof. If the undersigned is a participant in the Tidewater Savings Plan (“Savings Plan”) or in a stock incentive plan sponsored by Tidewater Inc., this proxy card also serves as voting instructions to the Trustees of the Savings Plan and the Tidewater Inc. Grantor Stock Trust to vote at the Annual Meeting, and any adjournment thereof, as specified on the reverse side hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NOT DIRECTED, AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS LISTED ON THE BACK OF THIS CARD, AND, AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet
• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on July 20, 2006.

THANK YOU FOR VOTING